EXHIBIT 99.1
                                 ------------



                   CHL Mortgage Pass-Through Trust 2003-HYB3


                            Computational Materials





                              [COUNTRYWIDE LOGO]



                         $[675,500,000] (Approximate)



                                  CWMBS, Inc.
                                   Depositor


                         Countrywide Home Loans, Inc.
                                    Seller


                      Countrywide Home Loans Servicing LP
                                Master Servicer



                      Countrywide Securities Corporation
                                 Lead Manager

            CSC
Countrywide Securities Corporation              Computational Materials for
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the initial pool of Mortgage Loans delivered to the Trust on the Closing Date. Additionally, subsequent Mortgage Loans are expected to be delivered to the Trust during the Pre-Funding Period to create a final pool of Mortgage Loans. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

            CSC
Countrywide Securities Corporation              Computational Materials for
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
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Preliminary Term Sheet                              Date Prepared: May 28, 2003

                  CHL Mortgage Pass-Through Trust 2003-HYB3
          $[675,500,000] (Approximate, Subject to +/- 10% Variance)
                        Publicly Offered Certificates
                    First Lien Residential Mortgage Loans


=============================================================================================================================
               Principal                                                                                            Expected
               Amount($)        WAL (Yrs)           Interest Rate                                                    Ratings
Class          (Approx.)(1)    ("Call"(2)(3)/Mat)       Type             Collateral Type     Tranche Type        Moody's/S&P
------         ------------    ------------------   ---------------      ----------------    ------------        ------------
1-A-1          96,500,000         1.92 / 3.22         WAC (4)              1 Yr CMT             Senior             Aaa/AAA
2-A-1          86,850,000         1.89 / 3.25         WAC (4)            6 Mo LIBOR             Senior             Aaa/AAA
3-A-1          144,750,000        2.50 / 3.22         WAC (4)            1 Yr LIBOR             Senior             Aaa/AAA
4-A-1          48,250,000         2.44 / 3.18         WAC (4)             1 Yr CMT              Senior             Aaa/AAA
5-A-1          33,775,000         2.48 / 3.21         WAC (4)            6 Mo LIBOR             Senior             Aaa/AAA
6-A-1          168,875,000        2.84 / 3.23         WAC (4)            1 Yr LIBOR             Senior             Aaa/AAA
7-A-1          96,500,000         2.90 / 3.20         WAC (4)           1 Yr CMT/1 Yr           Senior             Aaa/AAA
                                                                            LIBOR
1-X               (5)                N/A           Variable (6) (7)         Mixed               Senior             Aaa/AAA
-------------------------------------------------------------------------------------------------------------------------------
M                    Not Offered                      WAC (8)               Mixed              Mezzanine            Aa2/AA
-------------------------------------------------------------------------------------------------------------------------------
B-1                  Not Offered                      WAC (8)               Mixed              Subordinate           A2/A
-------------------------------------------------------------------------------------------------------------------------------
B-2                  Not Offered                      WAC (8)               Mixed              Subordinate         Baa2/BBB
-------------------------------------------------------------------------------------------------------------------------------
B-3                  Privately                        WAC (8)               Mixed              Subordinate          Ba2/BB
-------------------------------------------------------------------------------------------------------------------------------
B-4                   Placed                          WAC (8)               Mixed              Subordinate           B2/B
-------------------------------------------------------------------------------------------------------------------------------
B-5               Certificates                        WAC (8)               Mixed              Subordinate          NR/NR
===============================================================================================================================
Total:         $675,500,000(9)


(1) The Certificates (as described herein) are collateralized by adjustable rate, first-lien residential mortgage loans which have an initial fixed rate period of three, five, seven or ten years. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between 2.50% and 4.50% subordination to the Senior Certificates as of the Cut-off Date

(2) The WAL to "the Call" on the Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1 and Class 6-A-1 Certificates are shown to the related Wavg Roll Date at a pricing speed of 25% CPR. The WAL on the Class 7-A-1 are shown to the 10% optional call date at a pricing speed of 25% CPR.

(3) All Classes of Certificates are subject to a 10% optional termination as described herein.

(4) The Certificate Interest Rate for the Class 1-A-1, Class 2-A-1, Class3-A-1, Class 4-A-1, Class 5-A-1, Class 6-A-1 and Class 7-A-1 Certificates will be equal to the Net WAC (as defined herein) of the Group I, Group II, Group III, Group IV, Group V, Group VI and Group VII Mortgage Loans, respectively.

(5) The notional balance of the Class 1-X Certificates is equal to the sum of the unpaid principal balances of the Mortgage Loans in each contributing Loan Group, until the Wavg Roll Date for such Loan Group. After each related Wavg Roll Date, the notional balance of the Class 1-X Certificates related to such Loan Group will equal zero.

(6) The Certificate Interest Rate for the Class 1-X Certificates in any period will be a rate equal to the weighted average of the Contributing Rate for each Loan Group, weighted on the basis of the balance of the Mortgage Loans in each such Loan Group plus any amounts in the Pre-Funding Account related to such Loan Group.

(7)  The Class 1-X Certificates will receive interest payments related to the
     (a) Group I, (b) Group II, (c) Group III, (d) Group IV, (e) Group V, (f) Group VI and (g) Group VII Mortgage Loans only up to and including the Wavg Roll Date for such Loan Group.

(8) The Certificate Interest Rate for the Subordinate Certificates will be equal to the Net WAC of the Mortgage Loans in each Loan Group (weighted on the basis of the related subordinate components).

(9) Does not include the Class M, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 Certificate balances and Interest Only Certificates' notional balance.
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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

            CSC
Countrywide Securities Corporation              Computational Materials for
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------


Depositor:                 CWMBS, Inc.

Seller:                    Countrywide Home Loans, Inc.

Master Servicer:           Countrywide Home Loans Servicing LP

Primary Servicers:         It is expected that the Mortgage Loans will be serviced primarily by Countrywide Home
                           Loans Servicing LP and Wells Fargo Bank, which will directly service approximately
                           92.50% and 6.75%, respectively, of the principal balances of the Mortgage Loans, as of the initial Cut-off Date.

Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   The Bank of New York.

Rating Agencies:           Moody's and Standard & Poor's are expected to provide ratings on the Class 1-A-1, Class
                           2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1, Class 6-A-1, Class 7-A-1, Class 1-X, Class
                           M, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates. The Class B-5 Certificates
                           will not be rated.

Sample Pool
Calculation Date:          June 1, 2003. All references herein to principal balances as of such date give effect to the application of scheduled payments due on or before June 1, 2003, which payments were applied to the actual balances of the Mortgage Loans as of various recent dates.

Cut-off Date:              June 1, 2003.

Closing Date:              On or about June 30, 2003.

Pricing Date:              On or about June [3], 2003.

Settlement Date:           On or about June [30], 2003.

Primary Servicer
Remittance Date:           The 18th of each month (or if such day is not a business day, the next succeeding business day), commencing in July 2003.

Distribution Date:         The business day immediately following the Primary Servicer Remittance Date, commencing in July 2003.

Certificates:              The "Senior Certificates" will consist of (i) the Class 1-A-1 Certificates (the "Group I
                           Certificates"), (ii) the Class 2-A-1 Certificates (the "Group II Certificates"), (iii) the Class
                           3-A-1 Certificates (the " Group III Certificates"), (iv) the Class 4-A-1 Certificates (the
                           "Group IV Certificates"), (v) the Class 5-A-1 Certificates (the "Group V Certificates"), (vi) the
                           Class 6-A-1 Certificates (the "Group VI Certificates"), (vii) the Class 7-A-1 Certificates
                           (the "Class VII Certificates") and (viii) the Class 1-X Certificates (the "Interest Only
                           Certificates").

                           The "Subordinate Certificates" will consist of the Class M, Class B-1, Class B-2, Class
                           B-3, Class B-4, and Class B-5 Certificates and are supported by the cash flow on all of the
                           Mortgage Loans. The Senior Certificates and the Subordinate Certificates are collectively
--------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                       4




            CSC
Countrywide Securities Corporation              Computational Materials for
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------


                           referred to herein as the "Certificates." Only the Senior Certificates and the Class M, Class
                           B-1 and Class B-2 Certificates (collectively, the "Offered Certificates") are being offered publicly.

                           Generally, each Group of Senior Certificates (other than the Interest Only Certificates) will receive principal and interest from the related Loan Group. The Class 1-X Certificates will receive interest from the Mortgage Loans in each Loan Group. The Subordinate Certificates may receive principal and interest from any Loan Group.

Registration:              The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the
                           Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class M Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for a termination of the Certificates, subject to certain restrictions set forth in the transaction documents, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of
                           (a) the aggregate principal balance as of the initial Cut-off Date of the Mortgage Loans included in the pool on the Closing Date and (b) the initial Pre-Funded Amount deposited to the Pre-Funding Account on the Closing Date.

Mortgage
Loans:                     The aggregate principal balance of the Mortgage Loans (i) as of the Sample Pool
                           Calculation Date is approximately $530,786,309, and (ii) as of the end of the Pre-Funding
                           Period is expected to be $700,000,000 plus or minus ten percent (10%). All the Mortgage Loans are adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

                           The collateral tables included in these Computational Materials as Appendix A represent a sample pool of Mortgage Loans (the "Sample Pool") having the characteristics described therein as of the Sample Pool Calculation Date, and do not include additional Mortgage Loans expected to be included in the trust on the Closing Date or during the Funding Period. It is expected that (a) additional Mortgage Loans will be delivered to the Trust on the Closing
                           Date and during the Funding Period and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the pool of Mortgage
                           Loans delivered to the Trust on the Closing Date. See the attached Collateral Tables attached hereto as Appendix A.

                           With respect to each Loan Group, the final pool of Mortgage Loans will be different from the
                           Sample Pool, although the characteristics of such final pool are not expected to differ materially from those of the Sample Pool.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                       5




            CSC
Countrywide Securities Corporation              Computational Materials for
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------


Group I
Mortgage Loans:            The aggregate principal balance of the Group I Mortgage Loans (i) as of the Sample
                           Pool Calculation Date is approximately $71,219,250, and (ii) as of the end of the Funding
                           Period is expected to be $100,000,000, plus or minus ten percent (10%). The interest rates on such Mortgage loans have an initial fixed rate period of three years and thereafter adjust annually based on the one-year CMT index.

Group II
Mortgage Loans:            The aggregate principal balance of the Group II Mortgage Loans (i) as of the Sample Pool
                           Calculation Date is approximately $69,817,267, and (ii) as of the end of the Funding Period
                           is expected to be $90,000,000, plus or minus ten percent (10%). The interest rates on such
                           Mortgage Loans have an initial fixed rate period of three years and thereafter adjust semiannually based on the six-month LIBOR index.

Group III
Mortgage Loans:            The aggregate principal balance of the Group III Mortgage Loans (i) as of the Sample Pool
                           Calculation Date is approximately $148,622,339, and (ii) as of the end of the Funding Period
                           is expected to be $150,000,000, plus or minus ten percent (10%). The interest rates on such
                           Mortgage Loans have an initial fixed rate period of five years and thereafter adjust annually based on the one-year LIBOR index.

Group IV
Mortgage Loans:            The aggregate principal balance of the Group IV Mortgage Loans (i) as of the Sample Pool
                           Calculation Date is approximately $47,466,853, and (ii) as of the end of the Funding Period
                           is expected to be $50,000,000, plus or minus ten percent (10%). The interest rates on such
                           Mortgage Loans have an initial fixed rate period of five years and thereafter adjust annually based on the one-year CMT index.

Group V
Mortgage Loans:            The aggregate principal balance of the Group V Mortgage Loans (i) as of the Sample Pool
                           Calculation Date is approximately $39,029,871, and (ii) as of the end of the Funding Period
                           is expected to be $35,000,000, plus or minus ten percent (10%). The interest rates on such
                           Mortgage Loans have an initial fixed rate period of five years and thereafter adjust semiannually based on the six-month LIBOR index .

Group VI
Mortgage Loans:            The aggregate principal balance of the Group VI Mortgage Loans (i) as of the Sample Pool
                           Calculation Date is approximately $107,420,566, and (ii) as of the end of the Funding Period
                           is expected to be $175,000,000, plus or minus ten percent (10%). The interest rates on such
                           Mortgage Loans have an initial fixed rate period of seven years and thereafter adjust annually based on the one-year LIBOR index.

Group VII
Mortgage Loans:            The aggregate principal balance of the Group VII Mortgage Loans (i) as of the Sample Pool
                           Calculation Date is approximately $47,210,163, and (ii) as of the end of the Funding Period
                           is expected to be $100,000,000, plus or minus ten percent (10%). The interest rates on such
                           Mortgage Loans have an initial fixed rate period of ten years and thereafter adjust annually based on the one-year CMT or one-year LIBOR index .



---------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION
HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED
BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION
SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   6






            CSC
Countrywide Securities Corporation              Computational Materials for
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------

Pre-Funded Amount:         A deposit of no more than approximately $175,000,000 (the initial "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing Date. From the
                           Closing Date through and including July 30, 2003 (the "Funding Period"), (i) not more than approximately $25,000,000 of the Pre-Funded Amount is expected to be used to purchase subsequent Group I Mortgage Loans (the "Subsequent Group I Mortgage Loans"), (ii) not more than approximately $22,500,000 of the Pre-Funded Amount will be used to purchase subsequent
                           Group II Mortgage Loans (the "Subsequent Group II Mortgage Loans"), (iii) not more than approximately $37,500,000 of the Pre-Funded Amount will be used to purchase subsequent Group
                           III Mortgage Loans (the "Subsequent Group III Mortgage Loans"), (iv) not more than approximately $12,500,000 of the Pre-Funded Amount will be used to purchase subsequent Group
                           IV Mortgage Loans (the "Subsequent Group IV Mortgage Loans"), (v) not more than approximately
                           $8,750,000 of the Pre-Funded Amount will be used to purchase subsequent Group V Mortgage
                           Loans (the "Subsequent Group V Mortgage Loans"), (vi) not more than approximately $43,750,000 of the Pre-Funded Amount will be used to purchase subsequent Group VI Mortgage Loans (the
                           "Subsequent Group VI Mortgage Loans") and (vii) not more than approximately $25,000,000 of the Pre-Funded Amount will be used to purchase subsequent Group VII Mortgage Loans (the
                           "Subsequent Group VII Mortgage Loans"). The Pre-Funded Amount will be used to purchase the
                           Subsequent Group I, Group II, Group III, Group IV, Group V, Group VI and Group VII Mortgage
                           Loans (the "Subsequent Mortgage Loans") having similar characteristics as the Mortgage Loans in the applicable Loan Group as of the Sample Pool Calculation Date. Any portion of the
                           Pre-Funded Amount related to a loan group remaining on the last day of the Funding Period will be distributed as principal on the Offered Certificates related to such loan group on the immediately following Distribution Date.

Wavg Roll Date:            The "Wavg Roll Date" for the Group I, Group II, Group III, Group IV, Group V, Group VI and
                           Group VII Mortgage Loans (collectively, the "Mortgage Loans") is the Distribution Date in May
                           2006, April 2006, April 2008, February 2008, March 2008, April 2010 and April 2013,
                           respectively.

                           Pricing Prepayment Speed: The Offered Certificates will be priced to a prepayment speed of
                           25% CPR.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of primary servicing fees, master servicing fees, lender paid mortgage insurance premiums and the trustee fee, each, as applicable. The Expense
                           Fee Rate will be equal to approximately (a) with respect to a Mortgage Loan in a Loan Group and the period prior to the initial interest rate adjustment for that Mortgage Loan, 0.260%,
                           0.259%, 0.259%, 0.259%, 0.259%, 0.261% and 0.318%, and (b) thereafter, 0.260%, 0.259%,
                           0.384%, 0.384%, 0.384%, 0.386% and 0.385%, in each case, with respect to the Group I, II,
                           III, IV, V, VI and VII Mortgage Loans, respectively.

Contributing Rate:         The "Contributing Rate" for any period prior to the related Wavg Roll Date is equal to approximately 1.4700%, 1.3800%, 1.1500%, 1.5100%, 1.8900%, 1.1000% and 0.9000% for the Group
                           I, Group II, Group III, Group IV, Group V, Group VI and Group VII Mortgage Loans,
                           respectively. After the related Wavg Roll Date, the Contributing Rate for such Loan Group will be zero.

Net WAC:                   The "Net WAC," with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related Mortgage Loans less (a) the weighted average Expense Fee Rate for such Loan Group and (b) the Contributing Rate for such Loan Group.



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION
HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    7


            CSC
Countrywide Securities Corporation              Computational Materials for
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------

Accrued Interest:          The price to be paid for the Offered Certificates by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date. Investors settling Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:   The interest accrual period with respect to all the Offered Certificates for a given
                           Distribution Date will be the calendar month preceding the month in which such Distribution
                           Date occurs (on a 30/360 basis).

Credit Enhancement:        Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class
                           M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class M Certificates will consist of the subordination of the
                           Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the
                           Class B-2, Class B-3, Class B-4, and Class B-5 Certificates.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the
                           Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the
                           Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the
                           Class B-5 Certificates.

Shifting Interest:         Until the first Distribution Date occurring after June 2013, the Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                           Certificates will receive increasing portions of unscheduled principal prepayments from the
                           Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

                                   July 2003 - June 2013                        0% Pro Rata Share
                                   July 2013 - June 2014                        30% Pro Rata Share
                                   July 2014 - June 2015                        40% Pro Rata Share
                                   July 2015 - June 2016                        60% Pro Rata Share
                                   July 2016 - June 2017                        80% Pro Rata Share
                                   July 2017 and after                          100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior
                           Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate
                           Certificates (subject to the collateral performance triggers described in the

-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION
HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED
BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION
SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   8




            CSC
Countrywide Securities Corporation              Computational Materials for
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------


                           prospectus supplement). However, if the credit enhancement percentage provided by the
                           Subordinate Certificates has doubled prior to the third anniversary of the initial Cut-off
                           Date (subject to the collateral performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal until the third anniversary of the initial Cut-off Date.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior
                           Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Senior Certificates divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (i.e., the aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the sum of the aggregate principal balance of the Mortgage Loans as of the initial Cut-off Date and the
                           Pre-Funded Amount), the Senior Certificates will receive all unscheduled prepayments from the
                           Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Losses:                    Any realized losses from a Loan Group, other than excess losses, on the related Mortgage
                           Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, to the related Senior Certificates until the respective class principal balance has been reduced to zero.

                           Excess losses from a Loan Group (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to (a) the related
                           Senior Certificates and (b) the related subordinate component.

Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be distributed in the following order of priority:
                                 1) To the Senior Certificates, from the related Loan Group (or, with respect to
                                    Class 1-X Certificates, from all of the Loan Groups), accrued and unpaid interest at the related Certificate Interest Rate;
                                 2)
                                    (a) to the Group I Certificates, principal from the related Loan Group*;
                                    (b) to the Group II Certificates, principal from the related Loan Group*;
                                    (c) to the Group III Certificates, principal from the related Loan Group*;
                                    (d) to the Group IV Certificates, principal from the related Loan Group*;
                                    (e) to the Group V Certificates, principal from the related Loan Group*;
                                    (f) to the Group VI Certificates, principal from the related Loan Group*;
                                    (g) to the Group VII Certificates, principal from the related Loan Group*;
                               3)   To the Class M Certificates, accrued and unpaid interest at the related Class M
                                    Certificate Interest Rate;
                               4)   To the Class M Certificates, principal;
                               5)   To the Class B-1 Certificates, accrued and unpaid interest at the related Class B-1
                                    Certificate Interest Rate;
                               6)   To the Class B-1 Certificates, principal;
                               7)   To the Class B-2 Certificates, accrued and unpaid interest at the related Class B-2
                                    Certificate Interest Rate;
                               8)   To the Class B-2 Certificates, principal;

-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION
HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY
THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION
SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                              9





            CSC
Countrywide Securities Corporation              Computational Materials for
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------


                               9) To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and
                              10) To the Residual Certificate, any remaining amount.
                              *   Under certain delinquency and loss scenarios (as described in the prospectus supplement), principal from an unrelated Loan Group is used to pay the Senior
                                  Certificates related to another Loan Group.

                               [Yield Tables and Collateral Tables to Follow]

































------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION
HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY
THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION
SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

            CSC
Countrywide Securities Corporation              Computational Materials for
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                                      Yield Tables
                                                      ------------

Class 1-A-1 to Wavg Roll
-------------------------------------------------------------------------------------------------------------
  Coupon                          3.594%
-------------------------------------------------------------------------------------------------------------
Prepay Speed                     0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR
=============================================================================================================
Yield @ 102-00
                                 2.82       2.69       2.61       2.44       2.21       1.93       1.57
=============================================================================================================
WAL (yr)                         2.86       2.45       2.27       1.92       1.61       1.33       1.09
MDUR (yr)                        2.68       2.31       2.14       1.83       1.54       1.29       1.06
First Prin Pay                   Jul-03     Jul-03     Jul-03     Jul-03     Jul-03     Jul-03     Jul-03
Last Prin Pay                    May -06    May -06    May -06    May -06    May -06    May -06    May -06
-------------------------------------------------------------------------------------------------------------


Class 1-A-1 to Maturity
-------------------------------------------------------------------------------------------------------------
  Coupon                         3.594%
-------------------------------------------------------------------------------------------------------------
Prepay Speed                     0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

=============================================================================================================
Yield @ 102-00
                                 3.51       3.30       3.18       2.90       2.58       2.20       1.74
=============================================================================================================
WAL (yr)                         18.41      7.37       5.32       3.22       2.19       1.59       1.19
MDUR (yr)                        12.71      5.97       4.52       2.92       2.05       1.52       1.16
First Prin Pay                   Jul-03     Jul-03     Jul-03     Jul-03     Jul-03     Jul-03     Jul-03
Last Prin Pay                    May -33    May -33    May -33    May -33    May -33    May -33    Mar-28
-------------------------------------------------------------------------------------------------------------

Class 2-A-1 to Wavg Roll
--------------------------------------------------------------------------------------------------------------
Coupon                           3.600%
--------------------------------------------------------------------------------------------------------------
Prepay Speed                     0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

==============================================================================================================
Yield @ 102-00
                                 2.79       2.67       2.59       2.42       2.20       1.92       1.56
===============================================================================================================
WAL (yr)                         2.79       2.40       2.22       1.89       1.59       1.32       1.08
MDUR (yr)                        2.62       2.27       2.11       1.80       1.53       1.28       1.06
First Prin Pay                   Jul-03     Jul-03     Jul-03     Jul-03     Jul-03     Jul-03     Jul-03
Last Prin Pay                    Apr-06     Apr-06     Apr-06     Apr-06     Apr-06     Apr-06     Apr-06
---------------------------------------------------------------------------------------------------------------

Class 2-A-1 to Maturity
---------------------------------------------------------------------------------------------------------------
Coupon                           3.600%
---------------------------------------------------------------------------------------------------------------
Prepay Speed                     0% CPR     10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

================================================================================================================
Yield @ 102-00                    3.56      3.35       3.22       2.94       2.61       2.22       1.76
================================================================================================================
WAL (yr)                         18.57      7.43       5.36       3.25       2.20       1.60       1.20
MDUR (yr)                        12.76      6.00       4.55       2.93       2.06       1.53       1.16
First Prin Pay                   Jul-03     Jul-03     Jul-03     Jul-03     Jul-03     Jul-03     Jul-03
Last Prin Pay                    May -33    May -33    May -33    May -33    May -33    Apr-33     Mar-28
-----------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION
HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY
THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION
SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

            CSC
Countrywide Securities Corporation              Computational Materials for
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------



Class 3-A-1 to Wavg Roll
--------------------------------------------------------------------------------------------------------------
Coupon                           3.566%
--------------------------------------------------------------------------------------------------------------
Prepay Speed                     0% CPR     10% CPR    15% CPR    25% CPR    35% CPR   45% CPR    55% CPR

==============================================================================================================
Yield @ 101-00                   3.32       3.24       3.20       3.09       2.95      2.77       2.54
==============================================================================================================
WAL (yr)                         4.69       3.66       3.22       2.50       1.94      1.51       1.17
MDUR (yr)                        4.25       3.34       2.96       2.33       1.83      1.43       1.12
First Prin Pay                   Jul-03     Jul-03     Jul-03     Jul-03     Jul-03    Jul-03     Jul-03
Last Prin Pay                    Apr-08     Apr-08     Apr-08     Apr-08     Apr-08    Apr-08     Apr-08
--------------------------------------------------------------------------------------------------------------


Class 3-A-1 to Maturity
--------------------------------------------------------------------------------------------------------------
Coupon                           3.566%
--------------------------------------------------------------------------------------------------------------
Prepay Speed                     0% CPR     10% CPR    15% CPR    25% CPR    35% CPR   45% CPR    55% CPR

==============================================================================================================
Yield @ 101-00                   3.18       3.19       3.17       3.09       2.97      2.79       2.55
==============================================================================================================
WAL (yr)                         18.29      7.37       5.32       3.22       2.19      1.59       1.19
MDUR (yr)                        12.94      5.95       4.49       2.88       2.02      1.50       1.14
First Prin Pay                   Jul-03     Jul-03     Jul-03     Jul-03     Jul-03    Jul-03     Jul-03
Last Prin Pay                    Apr-33     Apr-33     Apr-33     Apr-33     Apr-33    Apr-33     Jul-28
--------------------------------------------------------------------------------------------------------------


Class 4-A-1 to Wavg Roll
--------------------------------------------------------------------------------------------------------------
Coupon                           3.551%
--------------------------------------------------------------------------------------------------------------
Prepay Speed                     0% CPR     10% CPR    15% CPR    25% CPR    35% CPR   45% CPR    55% CPR

==============================================================================================================
Yield @ 101-00                   3.29       3.21       3.17       3.06       2.92      2.75       2.52
==============================================================================================================
WAL (yr)                         4.47       3.52       3.12       2.44       1.91      1.49       1.16
MDUR (yr)                        4.07       3.23       2.87       2.28       1.80      1.42       1.11
First Prin Pay                   Jul-03     Jul-03     Jul-03     Jul-03     Jul-03    Jul-03     Jul-03
Last Prin Pay                    Feb-08     Feb-08     Feb-08     Feb-08     Feb-08    Feb-08     Feb-08
--------------------------------------------------------------------------------------------------------------


Class 4-A-1 to Maturity
--------------------------------------------------------------------------------------------------------------
Coupon                           3.551%
--------------------------------------------------------------------------------------------------------------
Prepay Speed                     0% CPR     10% CPR    15% CPR    25% CPR    35% CPR   45% CPR    55% CPR

==============================================================================================================
Yield @ 101-00                   3.54       3.41       3.34       3.18       3.00      2.79       2.54
==============================================================================================================
WAL (yr)                         18.00      7.25       5.24       3.18       2.17      1.58       1.18
MDUR (yr)                        12.47      5.85       4.43       2.85       2.01      1.49       1.14
First Prin Pay                   Jul-03     Jul-03     Jul-03     Jul-03     Jul-03    Jul-03     Jul-03
Last Prin Pay                    Feb-33     Feb-33     Feb-33     Feb-33     Feb-33    Dec-32     May -27
--------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION
HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY
THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION
SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

            CSC
Countrywide Securities Corporation              Computational Materials for
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------



Class 5-A-1 to Wavg Roll
--------------------------------------------------------------------------------------------------------------
Coupon                           4.376%
--------------------------------------------------------------------------------------------------------------
Prepay Speed                     0% CPR     10% CPR    15% CPR    25% CPR   35% CPR    45% CPR    55% CPR

==============================================================================================================
Yield @ 102-16                   3.76       3.59       3.48       3.23      2.92       2.51       2.00
==============================================================================================================
WAL (yr)                         4.58       3.59       3.17       2.48      1.93       1.50       1.16
MDUR (yr)                        4.08       3.24       2.88       2.29      1.81       1.43       1.13
First Prin Pay                   Jul-03     Jul-03     Jul-03     Jul-03    Jul-03     Jul-03     Jul-03
Last Prin Pay                    Mar-08     Mar-08     Mar-08     Mar-08    Mar-08     Mar-08     Mar-08
--------------------------------------------------------------------------------------------------------------



Class 5-A-1 to Maturity
--------------------------------------------------------------------------------------------------------------
Coupon                           4.376%
--------------------------------------------------------------------------------------------------------------
Prepay Speed                     0% CPR     10% CPR    15% CPR    25% CPR   35% CPR    45% CPR    55% CPR

==============================================================================================================
Yield @ 102-16                   3.65       3.59       3.52       3.30      2.98       2.56       2.02
==============================================================================================================
WAL (yr)                         18.26      7.33       5.29       3.21      2.18       1.58       1.19
MDUR (yr)                        12.20      5.74       4.37       2.84      2.01       1.50       1.15
First Prin Pay                   Jul-03     Jul-03     Jul-03     Jul-03    Jul-03     Jul-03     Jul-03
Last Prin Pay                    Mar-33     Mar-33     Mar-33     Mar-33    Mar-33     Sep-32     Jan-27
--------------------------------------------------------------------------------------------------------------




Class 6-A-1 to Wavg Roll
--------------------------------------------------------------------------------------------------------------
Coupon                           3.922%
--------------------------------------------------------------------------------------------------------------
Prepay Speed                     0% CPR     10% CPR    15% CPR    25% CPR   35% CPR    45% CPR    55% CPR

==============================================================================================================
Yield @ 101-00                   3.74       3.66       3.61       3.49      3.34       3.14       2.90
==============================================================================================================
WAL (yr)                         6.55       4.63       3.92       2.84      2.09       1.56       1.19
MDUR (yr)                        5.66       4.09       3.49       2.58      1.93       1.47       1.13
First Prin Pay                   Jul-03     Jul-03     Jul-03     Jul-03    Jul-03     Jul-03     Jul-03
Last Prin Pay                    Apr-10     Apr-10     Apr-10     Apr-10    Apr-10     Apr-10     Apr-10
--------------------------------------------------------------------------------------------------------------




Class 6-A-1 to Maturity
--------------------------------------------------------------------------------------------------------------
Coupon                           3.922%
--------------------------------------------------------------------------------------------------------------
Prepay Speed                     0% CPR     10% CPR    15% CPR    25% CPR   35% CPR    45% CPR    55% CPR

==============================================================================================================
Yield @ 101-00                   3.40       3.50       3.51       3.46      3.33       3.14       2.90
==============================================================================================================
WAL (yr)                         18.55      7.42       5.35       3.23      2.19       1.59       1.19
MDUR (yr)                        12.69      5.84       4.42       2.85      2.01       1.49       1.13
First Prin Pay                   Jul-03     Jul-03     Jul-03     Jul-03    Jul-03     Jul-03     Jul-03
Last Prin Pay                    Apr-33     Apr-33     Apr-33     Apr-33    Apr-33     Apr-33     Oct-28
--------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION
HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY
THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION
SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

            CSC
Countrywide Securities Corporation              Computational Materials for
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




Class 7-A-1 to Call
--------------------------------------------------------------------------------------------------------------
Coupon                          4.288%
--------------------------------------------------------------------------------------------------------------
Prepay Speed                    0% CPR      10% CPR    15% CPR    25% CPR    35% CPR   45% CPR    55% CPR

==============================================================================================================
Yield @ 101-00                  3.83        3.97       3.98       3.86       3.66      3.43       3.15
==============================================================================================================
WAL (yr)                        18.26       6.89       4.86       2.90       1.97      1.43       1.08
MDUR (yr)                       11.95       5.45       4.08       2.60       1.82      1.35       1.03
First Prin Pay                  Jul-03      Jul-03     Jul-03     Jul-03     Jul-03    Jul-03     Jul-03
Last Prin Pay                   Jul-31      Jun-20     Nov-15     Jan-11     Sep-08    Apr-07     May -06
--------------------------------------------------------------------------------------------------------------




Class 7-A-1 to Maturity
--------------------------------------------------------------------------------------------------------------
Coupon                          4.288%
--------------------------------------------------------------------------------------------------------------
Prepay Speed                    0% CPR      10% CPR    15% CPR    25% CPR    35% CPR   45% CPR    55% CPR

==============================================================================================================
Yield @ 101-00                  3.93        4.03       4.01       3.90       3.72      3.50       3.24
==============================================================================================================
WAL (yr)                        18.35       7.33       5.28       3.20       2.17      1.58       1.18
MDUR (yr)                       11.86       5.62       4.29       2.79       1.98      1.47       1.12
First Prin Pay                  Jul-03      Jul-03     Jul-03     Jul-03     Jul-03    Jul-03     Jul-03
Last Prin Pay                   Jun-33      Jun-33     Jun-33     Jun-33     Jun-33    Apr-33     Feb-28
--------------------------------------------------------------------------------------------------------------



                         [Collateral Tables to Follow]




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION
HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY
THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION
SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                                Aggregate Collateral - $530,786,309

Summary of Loans in Statistical Calculation Pool                                                               Range
                                                                                                               -----
(As of Calculation Date)

Total Number of Loans                                                          1,153
Total Outstanding Balance                                               $530,786,309
Average Loan Balance                                                        $460,352               $41,977 to $1,497,070
WA Mortgage Rate                                                               5.316%               4.000% to 7.500%
Net WAC                                                                        5.046%               3.741% to 7.241%
ARM Characteristics
WA Gross Margin                                                                2.540%               2.250% to 4.500%
WA Months to First Roll                                                           61                    20 to 118
WA First Periodic Cap                                                          4.564%               1.000% to 6.000%
WA Subsequent Periodic Cap                                                     1.793%               1.000% to 3.500%
WA Lifetime Cap                                                               10.663%               9.000% to 13.500%
WA Lifetime Floor                                                              2.545%               2.250% to 5.990%
WA Original Term (months)                                                        360                   360 to 360
WA Remaining Term (months)                                                       358                   342 to 359
WA Age (months)                                                                    2                     1 to 18
WA LTV                                                                         68.48%               10.12% to 95.00%
WA FICO                                                                          724
WA DTI%                                                                        32.65%
Secured by (% of pool)              1st Liens                                 100.00%
                                    2nd Liens                                   0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                7.38%
Prepay Moves Exempted               Soft                                        0.00%
                                    Hard                                        0.00%
                                    No Prepay                                  92.62%
                                    UNK                                         7.38%




-----------------------------------------------------------------------------------------------------------------------------------
Top 5 States                Top 5 Prop            Doc Types           Purpose Codes        Occ Codes           Orig PP Term
------------                ----------            ---------           -------------        ---------           ------------
CA 52.87%                   SFR     70.50%        FULL/AL  46.67%     RNC      47.08%      OO       89.65%     0            92.62%
IL 8.03%                    PUD     17.85%        REDUCE   19.44%     PUR      29.33%      2H       5.35%      12           0.72%
CO 7.18%                    CND     7.75%         STATED   14.71%     RCO      23.59%      INV      5.00%      24           0.24%
MA 2.72%                    2-4U    1.54%         NINA     8.16%                                               36           6.27%
NY 2.43%                    CNDP    1.25%         PREFER   6.91%                                               60           0.14%



-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                      Aggregate Collateral - $530,786,309

Description
                                                                                            % of Aggregate
Loan Type Group                    Number of Loans        Principal Balance               Principal Balance
--------------------------------------------------------------------------------------------------------------
3/27 LIB6M IO                                   134            $51,439,390                           9.69
3/27 LIB6M                                       48            $18,377,877                           3.46
3/1 CMT1Y IO                                     96            $37,060,576                           6.98
3/1 CMT1Y                                        75            $34,158,674                           6.44
5/25 LIB6M                                       81            $39,029,871                           7.35
7/1 LIB12M IO                                    52            $30,792,382                           5.80
5/1 LIB12M                                      202            $93,053,745                          17.53
5/1 LIB12M IO                                   109            $55,568,594                          10.47
7/1 LIB12M                                      164            $76,628,184                          14.44
5/1 CMT1Y                                       106            $47,466,853                           8.94
10/1 CMT1Y                                       86            $47,210,163                           8.89
--------------------------------------------------------------------------------------------------------------
                                               1153           $530,786,309                         100.00



Range of Current Balance
                                                                                            % of Aggregate
Current Balance Range              Number of Loans        Principal Balance               Principal Balance
--------------------------------------------------------------------------------------------------------------
      $ 0.01 to $50,000                           1                $41,977                           0.01
 $ 50,000.01 to $100,000                         10               $820,380                           0.15
$ 100,000.01 to $150,000                         19             $2,420,899                           0.46
$ 150,000.01 to $200,000                         27             $4,862,381                           0.92
$ 200,000.01 to $250,000                         42             $9,410,764                           1.77
$ 250,000.01 to $300,000                         32             $8,740,571                           1.65
$ 300,000.01 to $350,000                        134            $44,596,034                           8.40
$ 350,000.01 to $400,000                        225            $84,887,877                          15.99
$ 400,000.01 to $450,000                        186            $79,284,965                          14.94
$ 450,000.01 to $500,000                        144            $68,580,716                          12.92
$ 500,000.01 to $550,000                         94            $49,631,794                           9.35
$ 550,000.01 to $600,000                         60            $34,841,527                           6.56
$ 600,000.01 to $650,000                         79            $50,079,388                           9.43
$ 650,000.01 to $700,000                          8             $5,428,644                           1.02
$ 700,000.01 to $750,000                         14            $10,313,030                           1.94
$ 750,000.01 to $1,000,000                       59            $53,644,471                          10.11
$1,000,000.01 to $1,500,000                      19            $23,200,891                           4.37
--------------------------------------------------------------------------------------------------------------
                                               1153           $530,786,309                         100.00



Current Gross Coupon
                                                                                            % of Aggregate
Current Rate Group                 Number of Loans        Principal Balance               Principal Balance
--------------------------------------------------------------------------------------------------------------
4.000                                             3             $1,326,941                           0.25
4.125                                             2               $951,657                           0.18
4.250                                             5             $3,101,907                           0.58
4.375                                            18             $8,637,760                           1.63
4.500                                            30            $13,586,412                           2.56
4.600                                             1               $378,160                           0.07
4.625                                            37            $17,298,150                           3.26




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                      Aggregate Collateral - $530,786,309

Current Gross Coupon
                                                                                            % of Aggregate
Current Rate Group                Number of Loans             Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
4.650                                            1                    $398,973                      0.08
4.750                                           69                 $30,273,401                      5.70
4.875                                          140                 $71,107,999                     13.40
5.000                                          121                 $59,040,372                     11.12
5.125                                           92                 $43,499,807                      8.20
5.240                                            1                    $429,233                      0.08
5.250                                          107                 $48,473,897                      9.13
5.375                                          100                 $47,401,609                      8.93
5.500                                          102                 $46,406,116                      8.74
5.625                                           70                 $33,038,682                      6.22
5.699                                            1                    $419,557                      0.08
5.750                                           51                 $21,865,995                      4.12
5.875                                           40                 $17,259,132                      3.25
5.990                                            1                    $384,230                      0.07
6.000                                           24                 $10,117,839                      1.91
6.125                                           16                  $6,628,213                      1.25
6.250                                           19                  $7,564,142                      1.43
6.375                                           23                  $9,237,526                      1.74
6.500                                           21                  $9,204,648                      1.73
6.625                                           13                  $5,967,455                      1.12
6.750                                           14                  $4,736,693                      0.89
6.875                                           12                  $4,625,899                      0.87
7.000                                            8                  $2,565,065                      0.48
7.125                                            5                  $2,544,148                      0.48
7.250                                            1                    $355,200                      0.07
7.375                                            4                  $1,811,600                      0.34
7.500                                            1                    $147,890                      0.03
--------------------------------------------------------------------------------------------------------------
                                              1153                $530,786,309                    100.00



Range of Months remaining to Scheduled Maturity
                                                                                            % of Aggregate
Maturity Range                    Number of Loans             Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
301 - 360                                     1153                $530,786,309                    100.00
--------------------------------------------------------------------------------------------------------------
                                              1153                $530,786,309                    100.00




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------



                                Aggregate Collateral - $530,786,309

Range of Loan-to-Value
Ratio
                                                                          % of Aggregate
LTV Range                  Number of Loans    Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------
 0.01 - 50.00                           113        $67,310,871                          12.68
50.01 - 55.00                            45        $24,264,464                           4.57
55.01 - 60.00                            67        $30,782,357                           5.80
60.01 - 65.00                            86        $45,758,358                           8.62
65.01 - 70.00                           145        $71,402,615                          13.45
70.01 - 75.00                           169        $79,275,462                          14.94
75.01 - 80.00                           474       $192,683,283                          36.30
80.01 - 85.00                             6         $2,468,731                           0.47
85.01 - 90.00                            23         $9,844,909                           1.85
90.01 - 95.00                            25         $6,995,259                           1.32
--------------------------------------------------------------------------------------------------
                                       1153       $530,786,309                         100.00



State
                                                                          % of Aggregate
State Group                Number of Loans    Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------
AL                                        3         $1,180,220                           0.22
AZ                                       13         $4,679,217                           0.88
CA                                      586       $280,601,741                          52.87
CO                                       84        $38,102,471                           7.18
CT                                       13         $5,618,749                           1.06
DE                                        1           $329,630                           0.06
DC                                       10         $4,832,914                           0.91
FL                                       30        $12,015,260                           2.26
GA                                       26         $9,008,460                           1.70
HI                                        4         $2,333,641                           0.44
ID                                        2           $779,345                           0.15
IL                                       89        $42,618,879                           8.03
IN                                        2           $915,996                           0.17
KS                                        1           $473,272                           0.09
MD                                       14         $4,893,257                           0.92
MA                                       31        $14,416,575                           2.72
MI                                       13         $5,560,348                           1.05
MN                                        5         $2,535,159                           0.48
MO                                        6         $2,563,247                           0.48
NV                                       16         $6,835,035                           1.29
NJ                                       23        $10,568,864                           1.99
NM                                        1           $900,000                           0.17
NY                                       27        $12,871,796                           2.43
NC                                       17         $6,564,191                           1.24
OH                                        9         $4,603,947                           0.87
OK                                        1           $418,473                           0.08
OR                                        8         $3,359,286                           0.63
PA                                       13         $5,148,088                           0.97
RI                                        1           $400,000                           0.08
SC                                        8         $2,805,002                           0.53
TN                                        2           $625,006                           0.12
TX                                       26        $11,597,845                           2.19





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------





                                Aggregate Collateral - $530,786,309

State
                                                                          % of Aggregate
State Group                Number of Loans    Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------
UT                                        2           $741,491                           0.14
VT                                        1           $393,516                           0.07
VA                                       28        $12,569,866                           2.37
WA                                       25        $11,394,537                           2.15
WV                                        1            $98,400                           0.02
WI                                        8         $4,082,824                           0.77
WY                                        3         $1,349,760                           0.25
--------------------------------------------------------------------------------------------------
                                       1153       $530,786,309                         100.00



Collateral Grouped by FICO
                                                                          % of Aggregate
FICO Range                 Number of Loans    Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------
Greater than 820                          1            $64,615                           0.01
801 - 820                                19         $9,250,614                           1.74
781 - 800                               100        $44,242,202                           8.34
761 - 780                               182        $90,738,058                          17.10
741 - 760                               185        $86,359,225                          16.27
721 - 740                               142        $65,329,013                          12.31
701 - 720                               147        $69,385,756                          13.07
681 - 700                               122        $51,056,390                           9.62
661 - 680                               107        $46,468,487                           8.75
641 - 660                                89        $39,670,545                           7.47
621 - 640                                48        $22,760,523                           4.29
601 - 620                                 5         $2,861,133                           0.54
581 - 600                                 2         $1,134,833                           0.21
561 - 580                                 2           $697,087                           0.13
Missing                                   2           $767,827                           0.14
--------------------------------------------------------------------------------------------------
                                       1153       $530,786,309                         100.00



Property Type
                                                                          % of Aggregate
Property Type Group        Number of Loans    Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------
SFR                                     779       $374,217,744                          70.50
PUD                                     214        $94,739,654                          17.85
CND                                     112        $41,140,423                           7.75
2-4U                                     18         $8,154,770                           1.54
CNDP                                     15         $6,648,604                           1.25
COOP                                      7         $3,807,237                           0.72
TWN                                       6         $1,839,135                           0.35
OTHER                                     1           $147,890                           0.03
MNF                                       1            $90,851                           0.02
--------------------------------------------------------------------------------------------------
                                       1153       $530,786,309                         100.00



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                      Aggregate Collateral - $530,786,309

Purpose
                                                                                       % of Aggregate
Purpose Type Group             Number of Loans            Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
RNC                                         506               $249,874,898                          47.08
PUR                                         359               $155,694,492                          29.33
RCO                                         288               $125,216,919                          23.59
--------------------------------------------------------------------------------------------------------------
                                           1153               $530,786,309                         100.00



Occupancy
                                                                                       % of Aggregate
Occupancy Type Group           Number of Loans            Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
OO                                         1017               $475,862,223                          89.65
2H                                           63                $28,378,765                           5.35
INV                                          73                $26,545,321                           5.00
--------------------------------------------------------------------------------------------------------------
                                           1153               $530,786,309                         100.00



Collateral Grouped by Document Type
                                                                                       % of Aggregate
Document Type Group            Number of Loans            Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
FULL/ALT                                    513               $247,697,877                          46.67
REDUCED                                     249               $103,209,416                          19.44
STATED                                      159                $78,100,727                          14.71
NINA                                        102                $43,333,932                           8.16
PREFERRED                                    78                $36,658,777                           6.91
NIV                                          34                $12,918,205                           2.43
STREAMLINE                                   16                 $7,980,035                           1.50
NAV                                           2                   $887,339                           0.17
--------------------------------------------------------------------------------------------------------------
                                           1153               $530,786,309                         100.00



Range of Margin
(Excludes 0 Fixed Rate Mortgages)
                                                                                       % of Aggregate
                               Number of Loans            Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
2.001 -      3.000                         1129               $521,495,681                          98.25
3.001 -      4.000                           20                 $8,009,283                           1.51
4.001 -      5.000                            4                 $1,281,345                           0.24
--------------------------------------------------------------------------------------------------------------
                                           1153               $530,786,309                         100.00



Next Interest Adjustment Date
(Excludes 0 Fixed Rate Mortgages)
                                                                                       % of Aggregate
                               Number of Loans            Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
02/05                                         2                   $312,740                           0.06
03/05                                         2                   $290,424                           0.05





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                     Aggregate Collateral - $530,786,309

Next Interest Adjustment Date
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                                       Number of Loans    Principal Balance          Principal Balance
------------------------------------------------------------------------------------------------------------
04/05                                                 1           $199,950                          0.04
05/05                                                11         $1,823,198                          0.34
06/05                                                 9         $1,694,998                          0.32
10/05                                                 4         $1,704,850                          0.32
05/06                                               324       $135,010,357                         25.44
12/06                                                 1           $272,495                          0.05
02/07                                                 2           $904,596                          0.17
03/07                                                 1           $411,683                          0.08
05/07                                                 1           $217,314                          0.04
09/07                                                 1           $263,138                          0.05
10/07                                                 2           $711,378                          0.13
11/07                                                 2           $670,705                          0.13
12/07                                                21         $8,214,731                          1.55
01/08                                                51        $20,373,647                          3.84
02/08                                                86        $41,545,412                          7.83
03/08                                                97        $45,861,746                          8.64
04/08                                               138        $66,950,434                         12.61
05/08                                                95        $48,721,785                          9.18
09/09                                                 2         $1,299,503                          0.24
12/09                                                 6         $2,211,379                          0.42
01/10                                                 1           $213,813                          0.04
02/10                                                12         $5,829,597                          1.10
03/10                                                42        $20,149,625                          3.80
04/10                                               123        $63,690,904                         12.00
05/10                                                30        $14,025,745                          2.64
10/12                                                 1           $525,284                          0.10
11/12                                                 3         $1,807,645                          0.34
12/12                                                 5         $2,538,618                          0.48
01/13                                                16        $10,127,411                          1.91
02/13                                                13         $7,603,383                          1.43
03/13                                                22        $10,929,319                          2.06
04/13                                                26        $13,678,503                          2.58
------------------------------------------------------------------------------------------------------------
                                                   1153       $530,786,309                        100.00



Range of Months to Roll
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                                       Number of Loans    Principal Balance          Principal Balance
------------------------------------------------------------------------------------------------------------
19 -  24                                             25         $4,321,310                          0.81
25 -  31                                              4         $1,704,850                          0.32
32 -  37                                            324       $135,010,357                         25.44
38 -  42                                              1           $272,495                          0.05
43 -  49                                              4         $1,533,593                          0.29
50 -  55                                             77        $30,233,599                          5.70
56 -  61                                            416       $203,079,376                         38.26




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                     Aggregate Collateral - $530,786,309

Range of Months to Roll
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                                  Number of Loans         Principal Balance          Principal Balance
------------------------------------------------------------------------------------------------------------
74 -  79                                         9              $3,724,694                          0.70
80 -  85                                       207            $103,695,872                         19.54
Greater than 85                                 86             $47,210,163                          8.89
------------------------------------------------------------------------------------------------------------
                                              1153            $530,786,309                        100.00



Lifetime Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                                  Number of Loans         Principal Balance          Principal Balance
------------------------------------------------------------------------------------------------------------
 8.001 -  9.000                                  1                $507,518                          0.10
 9.001 - 10.000                                274            $137,584,253                         25.92
10.001 - 11.000                                501            $237,880,540                         44.82
11.001 - 12.000                                315            $135,330,845                         25.50
12.001 - 13.000                                 59             $17,846,013                          3.36
13.001 - 14.000                                  3              $1,637,140                          0.31
------------------------------------------------------------------------------------------------------------
                                              1153            $530,786,309                        100.00



Initial Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                                  Number of Loans         Principal Balance          Principal Balance
------------------------------------------------------------------------------------------------------------
1.000                                            1                 $78,737                          0.01
2.000                                           10              $2,257,939                          0.43
3.000                                          324            $135,010,357                         25.44
5.000                                          716            $347,561,197                         65.48
6.000                                          102             $45,878,079                          8.64
------------------------------------------------------------------------------------------------------------
                                              1153            $530,786,309                        100.00



Subsequent Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                                  Number of Loans         Principal Balance          Principal Balance
------------------------------------------------------------------------------------------------------------
1.000                                          268            $110,740,348                         20.86
1.500                                            1                $547,454                          0.10
2.000                                          883            $418,851,723                         78.91
3.500                                            1                $646,784                          0.12
------------------------------------------------------------------------------------------------------------
                                              1153            $530,786,309                        100.00





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                     Aggregate Collateral - $530,786,309

Lifetime Rate Floor
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                               Number of Loans            Principal Balance          Principal Balance
------------------------------------------------------------------------------------------------------------
2.001 -  3.000                             1129               $521,495,681                         98.25
3.001 -  4.000                               17                 $6,795,569                          1.28
4.001 -  5.000                                6                 $2,110,829                          0.40
5.001 -  6.000                                1                   $384,230                          0.07
------------------------------------------------------------------------------------------------------------
                                           1153               $530,786,309                        100.00






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------





                                           Loan Group I - $71,219,250 (3/1 Hybrid CMT)

Summary of Loans in Statistical Calculation Pool                                                               Range
                                                                                                               -----
(As of Calculation Date)

Total Number of Loans                                                                   171
Total Outstanding Balance                                                       $71,219,250
Average Loan Balance                                                               $416,487            $41,977 to $1,497,070
WA Mortgage Rate                                                                     5.324%             4.000% to 7.500%
Net WAC                                                                              5.064%             3.741% to 7.241%
ARM Characteristics
     WA Gross Margin                                                                 2.766%             2.750% to 3.875%
     WA Months to First Roll                                                             35                 20 to 35
     WA First Periodic Cap                                                           2.987%             2.000% to 3.000%
     WA Subsequent Periodic Cap                                                      2.000%             2.000% to 2.000%
     WA Lifetime Cap                                                                11.325%            10.000% to 13.500%
     WA Lifetime Floor                                                               2.766%             2.750% to 3.875%
WA Original Term (months)                                                              360                 360 to 360
WA Remaining Term (months)                                                             359                 344 to 359
WA Age (months)                                                                          1                   1 to 16
WA LTV                                                                              69.29%              23.81% to 95.00%
WA FICO                                                                                704

Secured by (% of pool)              1st Liens                                       100.00%
                                    2nd Liens                                         0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                     22.37%
Prepay Moves Exempted               Soft                                              0.00%
                                    Hard                                              0.00%
                                    No Prepay                                        77.63%
                                    UNK                                              22.37%





------------------------------------------------------------------------------------------------------------------------
 Top 5 States        Top 5 Prop         Doc Types              Purpose Codes         Occ Codes           Orig PP Term
 ------------        ----------         -------------          --------------       ------------       -----------------
CA     65.57%      SFR      66.98%     REDUCE      57.93%     PUR     38.23%       OO       81.96%     0       77.63%
CO      6.09%      PUD      22.51%     NINA        22.58%     RNC     35.84%       INV      12.66%     12       4.88%
NY      5.68%      CND       6.46%     FULL/AL     19.49%     RCO     25.93%       2H        5.38%     36      16.41%
IL      3.92%      2-4U      1.77%                                                                     60       1.08%
CT      3.09%      CNDP      1.04%






------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                Loan Group I - $71,219,250 (3/1 Hybrid CMT)

Description
                                                                                    % of Aggregate
                                   Number of Loans        Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
3/1 CMT1Y                                        75            $34,158,674                        47.96
3/1 CMT1Y IO                                     96            $37,060,576                        52.04
----------------------------------------------------------------------------------------------------------
                                                171            $71,219,250                       100.00



Range of Current Balance
                                                                                    % of Aggregate
                                   Number of Loans        Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
$         0.01 to $    50,000                     1                $41,977                         0.06
$    50,000.01 to $   100,000                     5               $422,085                         0.59
$   100,000.01 to $   150,000                     9             $1,147,780                         1.61
$   150,000.01 to $   200,000                     9             $1,546,778                         2.17
$   200,000.01 to $   250,000                    13             $2,835,921                         3.98
$   250,000.01 to $   300,000                     8             $2,223,392                         3.12
$   300,000.01 to $   350,000                    24             $7,917,434                        11.12
$   350,000.01 to $   400,000                    24             $9,149,427                        12.85
$   400,000.01 to $   450,000                    21             $8,960,052                        12.58
$   450,000.01 to $   500,000                    17             $8,184,348                        11.49
$   500,000.01 to $   550,000                     7             $3,729,989                         5.24
$   550,000.01 to $   600,000                     8             $4,643,375                         6.52
$   600,000.01 to $   650,000                    13             $8,268,477                        11.61
$   650,000.01 to $   700,000                     1               $664,300                         0.93
$   700,000.01 to $   750,000                     1               $750,000                         1.05
$   750,000.01 to $ 1,000,000                     5             $4,605,519                         6.47
$ 1,000,000.01 to $ 1,500,000                     5             $6,128,398                         8.60
----------------------------------------------------------------------------------------------------------
                                                171            $71,219,250                       100.00



Current Gross Coupon
                                                                                    % of Aggregate
                                   Number of Loans        Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
4.000                                             1               $420,000                         0.59
4.125                                             1               $612,136                         0.86
4.375                                             2               $968,700                         1.36
4.500                                             7             $3,646,977                         5.12
4.625                                             8             $4,666,671                         6.55
4.750                                            12             $4,685,278                         6.58
4.875                                            16             $5,589,082                         7.85
5.000                                            15             $5,891,362                         8.27
5.125                                             9             $4,212,908                         5.92
5.250                                            15             $5,591,832                         7.85
5.375                                            14             $7,348,858                        10.32
5.500                                            17             $7,080,932                         9.94
5.625                                             9             $4,652,582                         6.53
5.750                                             9             $3,189,295                         4.48
5.875                                             8             $2,824,159                         3.97
6.000                                             3               $975,600                         1.37




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                 Loan Group I - $71,219,250 (3/1 Hybrid CMT)

Current Gross Coupon
                                                                                     % of Aggregate
                                 Number of Loans              Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
6.125                                           5                   $2,046,975                     2.87
6.250                                           6                   $2,179,089                     3.06
6.375                                           3                     $853,594                     1.20
6.500                                           4                   $1,597,787                     2.24
6.625                                           1                     $256,000                     0.36
6.875                                           1                      $84,378                     0.12
7.000                                           2                     $207,914                     0.29
7.125                                           2                   $1,489,250                     2.09
7.500                                           1                     $147,890                     0.21
----------------------------------------------------------------------------------------------------------
                                              171                  $71,219,250                   100.00



Range of Months remaining to Scheduled Maturity
                                                                                     % of Aggregate
                                 Number of Loans              Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
301 - 360                                     171                  $71,219,250                   100.00
----------------------------------------------------------------------------------------------------------
                                              171                  $71,219,250                   100.00



Range of Loan-to-Value Ratio
                                                                                     % of Aggregate
                                 Number of Loans              Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
0.01 -      50.00                              11                   $7,157,261                    10.05
50.01 -     55.00                              12                   $5,905,371                     8.29
55.01 -     60.00                               8                   $3,523,757                     4.95
60.01 -     65.00                              12                   $7,575,085                    10.64
65.01 -     70.00                              21                  $10,154,033                    14.26
70.01 -     75.00                              17                   $7,549,230                    10.60
75.01 -     80.00                              73                  $24,276,326                    34.09
80.01 -     85.00                               3                   $1,224,059                     1.72
85.01 -     90.00                               4                   $1,617,906                     2.27
90.01 -     95.00                              10                   $2,236,223                     3.14
----------------------------------------------------------------------------------------------------------
                                              171                  $71,219,250                   100.00



State
                                                                                     % of Aggregate
                                 Number of Loans              Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
AZ                                              4                   $1,196,246                     1.68
CA                                            101                  $46,701,807                    65.57
CO                                             11                   $4,339,534                     6.09
CT                                              4                   $2,199,653                     3.09
DE                                              1                     $329,630                     0.46
DC                                              2                     $567,000                     0.80
FL                                              6                   $1,194,333                     1.68
GA                                              7                   $1,428,996                     2.01




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                Loan Group I - $71,219,250 (3/1 Hybrid CMT)

State
                                                                                      % of Aggregate
                         Number of Loans                  Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
HI                                      2                         $830,000                         1.17
IL                                      8                       $2,794,060                         3.92
MD                                      2                         $571,287                         0.80
MA                                      3                       $1,216,614                         1.71
MI                                      1                         $594,000                         0.83
MN                                      1                         $327,624                         0.46
MO                                      1                         $179,265                         0.25
NV                                      1                         $612,136                         0.86
NJ                                      2                         $923,385                         1.30
NY                                      8                       $4,048,058                         5.68
NC                                      1                         $116,000                         0.16
TX                                      1                         $207,822                         0.29
UT                                      1                         $336,000                         0.47
VA                                      1                         $206,000                         0.29
WA                                      1                         $201,400                         0.28
WV                                      1                          $98,400                         0.14
----------------------------------------------------------------------------------------------------------
                                      171                      $71,219,250                       100.00



Collateral Grouped by FICO
                                                                                      % of Aggregate
                         Number of Loans                  Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
781 - 800                              11                       $3,794,853                         5.33
761 - 780                              12                       $6,085,850                         8.55
741 - 760                              17                       $6,973,297                         9.79
721 - 740                              24                       $9,994,262                        14.03
701 - 720                              28                      $12,838,689                        18.03
681 - 700                              22                       $7,906,684                        11.10
661 - 680                              18                       $6,348,445                         8.91
641 - 660                              26                      $12,669,827                        17.79
621 - 640                              11                       $3,933,341                         5.52
601 - 620                               1                         $440,000                         0.62
561 - 580                               1                         $234,003                         0.33
----------------------------------------------------------------------------------------------------------
                                      171                      $71,219,250                       100.00





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                Loan Group I - $71,219,250 (3/1 Hybrid CMT)

Property Type
                                                                                     % of Aggregate
                              Number of Loans             Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
SFR                                        107                 $47,701,760                        66.98
PUD                                         36                 $16,028,543                        22.51
CND                                         19                  $4,599,241                         6.46
2-4U                                         3                  $1,263,800                         1.77
CNDP                                         2                    $741,336                         1.04
TWN                                          3                    $736,680                         1.03
OTHER                                        1                    $147,890                         0.21
----------------------------------------------------------------------------------------------------------
                                           171                 $71,219,250                       100.00



Purpose
                                                                                     % of Aggregate
                              Number of Loans             Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
PUR                                         68                 $27,227,964                        38.23
RNC                                         56                 $25,522,732                        35.84
RCO                                         47                 $18,468,554                        25.93
----------------------------------------------------------------------------------------------------------
                                           171                 $71,219,250                       100.00



Occupancy
                                                                                     % of Aggregate
                              Number of Loans             Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
OO                                         138                 $58,373,057                        81.96
INV                                         26                  $9,015,493                        12.66
2H                                           7                  $3,830,700                         5.38
----------------------------------------------------------------------------------------------------------
                                           171                 $71,219,250                       100.00



Collateral Grouped by Document Type
                                                                                     % of Aggregate
                              Number of Loans             Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
REDUCED                                     95                 $41,257,461                        57.93
NINA                                        43                 $16,082,783                        22.58
FULL/ALT                                    33                 $13,879,006                        19.49
----------------------------------------------------------------------------------------------------------
                                           171                 $71,219,250                       100.00



Range of Margin
(Excludes 0 Fixed Rate Mortgages)
                                                                                     % of Aggregate
                              Number of Loans             Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
2.001 -   3.000                            166                 $69,677,472                        97.84
3.001 -   4.000                              5                  $1,541,778                         2.16
----------------------------------------------------------------------------------------------------------
                                           171                 $71,219,250                       100.00





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------





                                Loan Group I - $71,219,250 (3/1 Hybrid CMT)

Next Interest Adjustment Date
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                              Number of Loans             Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
02/05                                     1                       $234,003                         0.33
03/05                                     2                       $290,424                         0.41
05/05                                     3                       $330,918                         0.46
06/05                                     1                        $86,314                         0.12
05/06                                   164                    $70,277,590                        98.68
----------------------------------------------------------------------------------------------------------
                                        171                    $71,219,250                       100.00



Range of Months to Roll
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                              Number of Loans             Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
19 -  24                                  7                       $941,660                         1.32
32 -  37                                164                    $70,277,590                        98.68
----------------------------------------------------------------------------------------------------------
                                        171                    $71,219,250                       100.00



Lifetime Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                              Number of Loans             Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
 9.001 - 10.000                           1                       $420,000                         0.59
10.001 - 11.000                          61                    $26,060,205                        36.59
11.001 - 12.000                          84                    $35,876,167                        50.37
12.001 - 13.000                          22                     $7,225,738                        10.15
13.001 - 14.000                           3                     $1,637,140                         2.30
----------------------------------------------------------------------------------------------------------
                                        171                    $71,219,250                       100.00



Initial Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                              Number of Loans             Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
2.000                                     7                       $941,660                         1.32
3.000                                   164                    $70,277,590                        98.68
----------------------------------------------------------------------------------------------------------
                                        171                    $71,219,250                       100.00





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------





                                Loan Group I - $71,219,250 (3/1 Hybrid CMT)

Subsequent Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                     % of Aggregate
                              Number of Loans             Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
2.000                                        171               $71,219,250                       100.00
----------------------------------------------------------------------------------------------------------
                                             171               $71,219,250                       100.00



Lifetime Rate Floor
(Excludes 0 Fixed Rate Mortgages)
                                                                                     % of Aggregate
                              Number of Loans             Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
2.001 -  3.000                               166               $69,677,472                        97.84
3.001 -  4.000                                 5                $1,541,778                         2.16
----------------------------------------------------------------------------------------------------------
                                             171               $71,219,250                       100.00





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------





                                      Loan Group II - $69,817,267 (3/27 Hybrid LIBOR)

Summary of Loans in Statistical Calculation Pool                                                   Range
                                                                                                   -----
(As of Calculation Date)

Total Number of Loans                                                                    182
Total Outstanding Balance                                                        $69,817,267
Average Loan Balance                                                                $383,611        $64,092 to $1,480,000
WA Mortgage Rate                                                                       5.239%        4.000% to 7.000%
Net WAC                                                                                4.980%        3.741% to 6.741%
ARM Characteristics
         WA Gross Margin                                                               2.786%        2.250% to 4.500%
         WA Months to First Roll                                                          34             20 to 35
         WA First Periodic Cap                                                         3.141%        1.000% to 5.000%
         WA Subsequent Periodic Cap                                                    1.004%        1.000% to 1.500%
         WA Lifetime Cap                                                              11.199%        9.875% to 13.000%
         WA Lifetime Floor                                                             2.786%        2.250% to 4.500%
WA Original Term (months)                                                                360            360 to 360
WA Remaining Term (months)                                                               358            344 to 359
WA Age (months)                                                                            2              1 to 16
WA LTV                                                                                 74.06%        16.47% to 95.00%
WA FICO                                                                                  704

Secured by (% of pool)              1st Liens                                         100.00%
                                    2nd Liens                                           0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                       29.04%
Prepay Moves Exempted               Soft                                                0.00%
                                    Hard                                                0.00%
                                    No Prepay                                          70.96%
                                    UNK                                                29.04%



-----------------------------------------------------------------------------------------------------------------------------------
     Top 5 States            Top 5 Prop             Doc Types           Purpose Codes       Occ Codes              Orig PP Term
     ------------            ----------             ---------           -------------       ---------              ------------
CA             69.11%   SFR       61.95%     REDUCE        52.73    PUR          46.33%  OO           86.37%      0         70.96%
GA              4.08%   PUD       22.18%     FULL/AL       29.19    RCO          31.80%  INV           9.31%     12          0.47%
IL              3.87%   CND        8.53%     NINA          12.84    RNC          21.87%  2H            4.32%     24          1.32%
CO              3.17%   CNDP       3.12%     NIV            4.00%                                                36         27.26%
FL              3.07%   2-4U       3.08%     STATED         0.97%
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------





                              Loan Group II - $69,817,267 (3/27 Hybrid LIBOR)

Description
                                                                                     % of Aggregate
                               Number of Loans            Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
3/27 LIB6M                                   48                $18,377,877                        26.32
3/27 LIB6M IO                               134                $51,439,390                        73.68
----------------------------------------------------------------------------------------------------------
                                            182                $69,817,267                       100.00



Range of Current Balance
                                                                                     % of Aggregate
                               Number of Loans            Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
$   50,000.01 to $  100,000                   4                   $333,680                         0.48
$  100,000.01 to $  150,000                   8                 $1,017,538                         1.46
$  150,000.01 to $  200,000                  15                 $2,792,603                         4.00
$  200,000.01 to $  250,000                  24                 $5,473,717                         7.84
$  250,000.01 to $  300,000                  14                 $3,849,243                         5.51
$  300,000.01 to $  350,000                  21                 $6,932,490                         9.93
$  350,000.01 to $  400,000                  20                 $7,579,740                        10.86
$  400,000.01 to $  450,000                  20                 $8,511,740                        12.19
$  450,000.01 to $  500,000                  24                $11,458,592                        16.41
$  500,000.01 to $  550,000                   9                 $4,729,580                         6.77
$  550,000.01 to $  600,000                   8                 $4,576,079                         6.55
$  600,000.01 to $  650,000                   6                 $3,837,214                         5.50
$  650,000.01 to $  700,000                   2                 $1,345,143                         1.93
$  700,000.01 to $  750,000                   1                   $750,000                         1.07
$  750,000.01 to $1,000,000                   4                 $3,891,457                         5.57
$1,000,000.01 to $1,500,000                   2                 $2,738,451                         3.92
----------------------------------------------------------------------------------------------------------
                                            182                $69,817,267                       100.00



Current Gross Coupon

                                                                                     % of Aggregate
                               Number of Loans            Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
4.000                                         1                   $399,424                         0.57
4.250                                         3                 $2,317,390                         3.32
4.375                                         3                 $1,253,720                         1.80
4.500                                         8                 $2,921,341                         4.18
4.625                                        10                 $3,845,602                         5.51
4.750                                        15                 $7,178,551                        10.28
4.875                                        18                 $8,913,080                        12.77
5.000                                        15                 $6,085,640                         8.72
5.125                                        10                 $4,432,827                         6.35
5.250                                        11                 $4,177,550                         5.98
5.375                                        20                 $8,048,149                        11.53
5.500                                         8                 $2,919,769                         4.18
5.625                                        11                 $3,843,318                         5.50
5.750                                         9                 $2,256,942                         3.23
5.875                                         7                 $2,883,526                         4.13
6.000                                         2                   $747,404                         1.07
6.125                                         2                   $413,850                         0.59





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------






                              Loan Group II - $69,817,267 (3/27 Hybrid LIBOR)

Current Gross Coupon
                                                                                     % of Aggregate
                           Number of Loans                    Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
6.250                                     3                           $882,037                     1.26
6.375                                     4                         $1,039,591                     1.49
6.500                                     7                         $1,915,116                     2.74
6.625                                     2                           $365,771                     0.52
6.750                                     6                         $1,060,632                     1.52
6.875                                     5                         $1,540,794                     2.21
7.000                                     2                           $375,243                     0.54
----------------------------------------------------------------------------------------------------------
                                        182                        $69,817,267                   100.00



Range of Months remaining to Scheduled Maturity
                                                                                     % of Aggregate
                           Number of Loans                    Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
301 - 360                               182                        $69,817,267                   100.00
----------------------------------------------------------------------------------------------------------
                                        182                        $69,817,267                   100.00



Range of Loan-to-Value Ratio
                                                                                     % of Aggregate
                           Number of Loans                    Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
0.01 -  50.00                            10                         $3,898,761                     5.58
50.01 - 55.00                             7                         $4,187,317                     6.00
55.01 - 60.00                             5                         $1,973,036                     2.83
60.01 - 65.00                             3                         $1,199,000                     1.72
65.01 - 70.00                             6                         $2,491,124                     3.57
70.01 - 75.00                            31                        $13,617,175                    19.50
75.01 - 80.00                           103                        $36,733,527                    52.61
85.01 - 90.00                             6                         $2,256,753                     3.23
90.01 - 95.00                            11                         $3,460,575                     4.96
----------------------------------------------------------------------------------------------------------
                                        182                        $69,817,267                   100.00



State
                                                                                    % of Aggregate
                           Number of Loans                    Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
AZ                                        1                           $359,577                     0.52
CA                                      117                        $48,248,149                    69.11
CO                                        9                         $2,213,348                     3.17
CT                                        4                         $1,180,369                     1.69
DC                                        3                         $1,382,000                     1.98
FL                                        6                         $2,144,757                     3.07
GA                                        8                         $2,850,270                     4.08
IL                                        6                         $2,702,859                     3.87
IN                                        1                           $500,000                     0.72
MD                                        2                           $629,800                     0.90
MI                                        3                         $1,029,737                     1.47




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------





                              Loan Group II - $69,817,267 (3/27 Hybrid LIBOR)

State
                                                                                    % of Aggregate
                         Number of Loans                  Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
NV                                      2                         $519,905                         0.74
NJ                                      2                         $665,398                         0.95
NY                                      2                         $740,577                         1.06
NC                                      3                         $801,701                         1.15
OR                                      1                         $105,911                         0.15
PA                                      1                          $64,092                         0.09
SC                                      3                         $953,071                         1.37
VA                                      3                       $1,178,330                         1.69
WA                                      5                       $1,547,416                         2.22
----------------------------------------------------------------------------------------------------------
                                      182                      $69,817,267                       100.00



Collateral Grouped by FICO
                                                                                    % of Aggregate
                         Number of Loans                  Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
801 - 820                               2                       $1,268,807                         1.82
781 - 800                              10                       $4,319,330                         6.19
761 - 780                              15                       $6,890,384                         9.87
741 - 760                              14                       $5,467,950                         7.83
721 - 740                              20                       $7,574,770                        10.85
701 - 720                              23                       $8,741,551                        12.52
681 - 700                              34                      $11,072,671                        15.86
661 - 680                              28                      $10,242,006                        14.67
641 - 660                              21                       $7,542,094                        10.80
621 - 640                              15                       $6,697,703                         9.59
----------------------------------------------------------------------------------------------------------
                                      182                      $69,817,267                       100.00



Property Type
                                                                                    % of Aggregate
                         Number of Loans                  Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
SFR                                   109                      $43,251,705                        61.95
PUD                                    38                      $15,488,616                        22.18
CND                                    22                       $5,954,990                         8.53
CNDP                                    4                       $2,178,227                         3.12
2-4U                                    6                       $2,147,878                         3.08
TWN                                     2                         $705,000                         1.01
MNF                                     1                          $90,851                         0.13
----------------------------------------------------------------------------------------------------------
                                      182                      $69,817,267                       100.00





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------


                Loan Group II - $69,817,267 (3/27 Hybrid LIBOR)

Purpose
                                                                                       % of Aggregate
                         Number of Loans                  Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------
PUR                                    85                      $32,346,575                           46.33
RCO                                    62                      $22,203,247                           31.80
RNC                                    35                      $15,267,445                           21.87
----------------------------------------------------------------------------------------------------------
                                      182                      $69,817,267                          100.00



Occupancy
                                                                                       % of Aggregate
                         Number of Loans                  Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------
OO                                    153                      $60,302,991                           86.37
INV                                    22                       $6,501,276                            9.31
2H                                      7                       $3,012,999                            4.32
----------------------------------------------------------------------------------------------------------
                                      182                      $69,817,267                          100.00



Collateral Grouped by Document Type
                                                                                       % of Aggregate
                         Number of Loans                  Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------
REDUCED                               100                      $36,815,820                           52.73
FULL/ALT                               41                      $20,377,267                           29.19
NINA                                   25                       $8,966,951                           12.84
NIV                                    14                       $2,791,379                            4.00
STATED                                  1                         $680,000                            0.97
STREAMLINE                              1                         $185,850                            0.27
----------------------------------------------------------------------------------------------------------
                                      182                      $69,817,267                          100.00



Range of Margin
(Excludes 0 Fixed Rate Mortgages)
                                                                                       % of Aggregate
                         Number of Loans                  Principal Balance            Principal Balance
----------------------------------------------------------------------------------------------------------
2.001 -  3.000                        176                      $67,680,922                           96.94
3.001 -  4.000                          2                         $855,000                            1.22
4.001 -  5.000                          4                       $1,281,345                            1.84
----------------------------------------------------------------------------------------------------------
                                      182                      $69,817,267                          100.00






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------



                              Loan Group II - $69,817,267 (3/27 Hybrid LIBOR)

Next Interest Adjustment Date
(Excludes 0 Fixed Rate Mortgages)
                                                                                    % of Aggregate
                       Number of Loans                    Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
02/05                                       1                      $78,737                         0.11
04/05                                       1                     $199,950                         0.29
05/05                                       8                   $1,492,279                         2.14
06/05                                       8                   $1,608,684                         2.30
10/05                                       4                   $1,704,850                         2.44
05/06                                     160                  $64,732,767                        92.72
----------------------------------------------------------------------------------------------------------
                                          182                  $69,817,267                       100.00



Range of Months to Roll
(Excludes 0 Fixed Rate Mortgages)
                                                                                    % of Aggregate
                       Number of Loans                    Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
19 - 24                                    18                   $3,379,650                         4.84
25 - 31                                     4                   $1,704,850                         2.44
32 - 37                                   160                  $64,732,767                        92.72
----------------------------------------------------------------------------------------------------------
                                          182                  $69,817,267                       100.00



Lifetime Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                    % of Aggregate
                           Number of Loans                Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
9.001 - 10.000                              2                     $834,424                         1.20
10.001 - 11.000                            73                  $33,076,363                        47.38
11.001 - 12.000                            80                  $29,280,641                        41.94
12.001 - 13.000                            27                   $6,625,838                         9.49
----------------------------------------------------------------------------------------------------------
                                          182                  $69,817,267                       100.00



Initial Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                    % of Aggregate
                           Number of Loans                Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
1.000                                        1                     $78,737                         0.11
3.000                                      160                 $64,732,767                        92.72
5.000                                       21                  $5,005,763                         7.17
----------------------------------------------------------------------------------------------------------
                                           182                 $69,817,267                       100.00






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------



                              Loan Group II - $69,817,267 (3/27 Hybrid LIBOR)

Subsequent Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                    % of Aggregate
                                      Number of Loans     Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
1.000                                               181        $69,269,813                        99.22
1.500                                                 1           $547,454                         0.78
----------------------------------------------------------------------------------------------------------
                                                    182        $69,817,267                       100.00



Lifetime Rate Floor
(Excludes 0 Fixed Rate Mortgages)
                                                                                    % of Aggregate
                                      Number of Loans     Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
2.001 -  3.000                                      176        $67,680,922                        96.94
3.001 -  4.000                                        2           $855,000                         1.22
4.001 -  5.000                                        4         $1,281,345                         1.84
----------------------------------------------------------------------------------------------------------
                                                    182        $69,817,267                       100.00






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------



                                    Loan Group III - $148,622,339 (5/1 Hybrid LIBOR)

Summary of Loans in Statistical Calculation Pool                                                          Range
                                                                                                          -----
(As of Calculation Date)

Total Number of Loans                                                                   311
Total Outstanding Balance                                                      $148,622,339
Average Loan Balance                                                               $477,885         $64,615 to $1,296,797
WA Mortgage Rate                                                                      4.975%         4.000% to 6.000%
Net WAC                                                                               4.716%         3.741% to 5.741%
ARM Characteristics
      WA Gross Margin                                                                 2.278%         2.250% to 3.950%
      WA Months to First Roll                                                            58              51 to 59
      WA First Periodic Cap                                                           5.000%         5.000% to 5.000%
      WA Subsequent Periodic Cap                                                      1.984%         1.000% to 2.000%
      WA Lifetime Cap                                                                 9.976%         9.000% to 11.000%
      WA Lifetime Floor                                                               2.287%         2.250% to 5.990%
WA Original Term (months)                                                               360             360 to 360
WA Remaining Term (months)                                                              358             351 to 359
WA Age (months)                                                                           2               1 to 9
WA LTV                                                                                68.18%         10.12% to 95.00%
WA FICO                                                                                 736

Secured by (% of pool)              1st Liens                                        100.00%
                                    2nd Liens                                          0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                       1.07%
Prepay Moves Exempted               Soft                                               0.00%
                                    Hard                                               0.00%
                                    No Prepay                                         98.93%
                                    UNK                                                1.07%







-----------------------------------------------------------------------------------------------------------------------------------
    Top 5 States          Top 5 Prop           Doc Types              Purpose Codes        Occ Codes                 Orig PP Term
    ------------          ----------           ---------              -------------        ---------                 ------------
CA             37.91%     SFR        77.37%    FULL/AL      67.22%    RNC        52.91%    OO         97.65%     0           98.93%
IL             17.90%     PUD        11.80%    STATED       29.42%    RCO        26.61%    2H          2.35%     24           0.25%
CO             14.98%     CND         8.17%    REDUCE        2.18%    PUR        20.49%                          36           0.82%
MA              2.57%     COOP        1.75%    PREFER        1.18%
NY              2.48%     CNDP        0.33%





-----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------



                             Loan Group III - $148,622,339 (5/1 Hybrid LIBOR)

Description
                                                                                    % of Aggregate
                               Number of Loans            Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
5/1 LIB12M                                  202                $93,053,745                        62.61
5/1 LIB12M IO                               109                $55,568,594                        37.39
----------------------------------------------------------------------------------------------------------
                                            311               $148,622,339                       100.00



Range of Current Balance
                                                                                    % of Aggregate
                               Number of Loans            Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
$   50,000.01 to $  100,000                   1                    $64,615                         0.04
$  100,000.01 to $  150,000                   2                   $255,581                         0.17
$  150,000.01 to $  200,000                   2                   $340,037                         0.23
$  200,000.01 to $  250,000                   3                   $669,999                         0.45
$  250,000.01 to $  300,000                   6                 $1,593,737                         1.07
$  300,000.01 to $  350,000                  41                $13,642,211                         9.18
$  350,000.01 to $  400,000                  68                $25,652,261                        17.26
$  400,000.01 to $  450,000                  53                $22,470,172                        15.12
$  450,000.01 to $  500,000                  42                $20,011,149                        13.46
$  500,000.01 to $  550,000                  29                $15,349,595                        10.33
$  550,000.01 to $  600,000                  13                 $7,514,696                         5.06
$  600,000.01 to $  650,000                  23                $14,492,413                         9.75
$  650,000.01 to $  700,000                   2                 $1,362,324                         0.92
$  700,000.01 to $  750,000                   4                 $2,969,559                         2.00
$  750,000.01 to $1,000,000                  13                $11,887,945                         8.00
$1,000,000.01 to $1,500,000                   9                $10,346,042                         6.96
----------------------------------------------------------------------------------------------------------
                                            311               $148,622,339                       100.00



Current Gross Coupon
                                                                                    % of Aggregate
                               Number of Loans            Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
4.000                                         1                   $507,518                         0.34
4.125                                         1                   $339,521                         0.23
4.250                                         1                   $359,504                         0.24
4.375                                         9                 $3,948,888                         2.66
4.500                                        10                 $4,477,489                         3.01
4.600                                         1                   $378,160                         0.25
4.625                                        15                 $6,790,001                         4.57
4.650                                         1                   $398,973                         0.27
4.750                                        29                $12,219,372                         8.22
4.875                                        76                $41,612,027                        28.00
5.000                                        65                $33,716,624                        22.69
5.125                                        33                $14,842,333                         9.99
5.240                                         1                   $429,233                         0.29
5.250                                        28                $13,011,715                         8.75
5.375                                        16                 $6,456,359                         4.34
5.500                                        12                 $4,760,779                         3.20
5.625                                         5                 $1,678,624                         1.13






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------



               Loan Group III - $148,622,339 (5/1 Hybrid LIBOR)

Current Gross Coupon
                                                                                    % of Aggregate
                           Number of Loans                    Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
5.699                                     1                           $419,557                     0.28
5.750                                     4                         $1,585,431                     1.07
5.990                                     1                           $384,230                     0.26
6.000                                     1                           $306,000                     0.21
----------------------------------------------------------------------------------------------------------
                                        311                       $148,622,339                   100.00



Range of Months remaining to Scheduled Maturity
                                                                                    % of Aggregate
                           Number of Loans                    Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
301 - 360                               311                       $148,622,339                   100.00
----------------------------------------------------------------------------------------------------------
                                        311                       $148,622,339                   100.00



Range of Loan-to-Value Ratio
                                                                                    % of Aggregate
                           Number of Loans                    Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
0.01 -  50.00                            32                        $17,175,973                    11.56
50.01 - 55.00                            10                         $5,059,524                     3.40
55.01 - 60.00                            23                        $11,524,219                     7.75
60.01 - 65.00                            27                        $14,051,344                     9.45
65.01 - 70.00                            46                        $22,471,463                    15.12
70.01 - 75.00                            51                        $26,937,673                    18.12
75.01 - 80.00                           114                        $47,612,722                    32.04
80.01 - 85.00                             1                           $384,230                     0.26
85.01 - 90.00                             4                         $2,556,850                     1.72
90.01 - 95.00                             3                           $848,340                     0.57
----------------------------------------------------------------------------------------------------------
                                        311                       $148,622,339                   100.00



State
                                                                                    % of Aggregate
                           Number of Loans                    Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
AL                                        1                           $387,012                     0.26
AZ                                        2                           $637,473                     0.43
CA                                      121                        $56,346,442                    37.91
CO                                       44                        $22,260,256                    14.98
CT                                        2                           $851,953                     0.57
DC                                        5                         $2,883,914                     1.94
FL                                        5                         $2,672,800                     1.80
GA                                        4                         $1,785,136                     1.20
HI                                        1                           $900,000                     0.61
IL                                       53                        $26,598,455                    17.90
IN                                        1                           $415,996                     0.28
KS                                        1                           $473,272                     0.32
MD                                        2                           $661,022                     0.44






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------



                               Loan Group III - $148,622,339 (5/1 Hybrid LIBOR)

State
                                                                                        % of Aggregate
                        Number of Loans                   Principal Balance             Principal Balance
--------------------------------------------------------------------------------------------------------------
MA                                     8                        $3,815,831                             2.57
MI                                     3                        $1,483,183                             1.00
MN                                     1                        $1,088,373                             0.73
MO                                     1                          $343,152                             0.23
NV                                     2                          $996,813                             0.67
NJ                                     3                        $1,177,448                             0.79
NY                                     7                        $3,681,065                             2.48
NC                                     5                        $1,970,050                             1.33
OH                                     2                          $884,257                             0.59
OK                                     1                          $418,473                             0.28
OR                                     3                        $1,169,264                             0.79
PA                                     3                        $1,198,973                             0.81
RI                                     1                          $400,000                             0.27
SC                                     1                           $64,615                             0.04
TN                                     2                          $625,006                             0.42
TX                                     7                        $3,222,420                             2.17
VA                                     8                        $3,413,842                             2.30
WA                                     6                        $3,489,632                             2.35
WI                                     3                        $1,331,211                             0.90
WY                                     2                          $975,000                             0.66
--------------------------------------------------------------------------------------------------------------
                                     311                      $148,622,339                           100.00



Collateral Grouped by FICO
                                                                                        % of Aggregate
                        Number of Loans                   Principal Balance             Principal Balance
--------------------------------------------------------------------------------------------------------------
Greater than 820                       1                           $64,615                             0.04
801 - 820                              6                        $2,260,094                             1.52
781 - 800                             27                       $11,854,967                             7.98
761 - 780                             59                       $29,328,511                            19.73
741 - 760                             77                       $35,476,955                            23.87
721 - 740                             42                       $21,516,048                            14.48
701 - 720                             40                       $19,108,187                            12.86
681 - 700                             31                       $14,627,636                             9.84
661 - 680                             18                        $9,839,869                             6.62
641 - 660                              7                        $2,972,753                             2.00
621 - 640                              2                        $1,077,371                             0.72
Missing                                1                          $495,332                             0.33
--------------------------------------------------------------------------------------------------------------
                                     311                      $148,622,339                           100.00



Property Type
                                                                                        % of Aggregate
                        Number of Loans                   Principal Balance             Principal Balance
--------------------------------------------------------------------------------------------------------------
SFR                                  233                      $114,984,226                            77.37
PUD                                   41                       $17,541,615                            11.80
CND                                   29                       $12,141,069                             8.17






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                             Loan Group III - $148,622,339 (5/1 Hybrid LIBOR)

Property Type
                                                                                    % of Aggregate
                            Number of Loans               Principal Balance         Principal Balance

----------------------------------------------------------------------------------------------------------
COOP                                       4                    $2,593,547                         1.75
CNDP                                       2                      $492,564                         0.33
2-4U                                       1                      $471,864                         0.32
TWN                                        1                      $397,454                         0.27
----------------------------------------------------------------------------------------------------------
                                         311                  $148,622,339                       100.00



Purpose
                                                                                    % of Aggregate
                            Number of Loans               Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
RNC                                      160                   $78,632,908                        52.91
RCO                                       86                   $39,543,991                        26.61
PUR                                       65                   $30,445,440                        20.49
----------------------------------------------------------------------------------------------------------
                                         311                  $148,622,339                       100.00



Occupancy
                                                                                    % of Aggregate
                            Number of Loans               Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
OO                                       303                  $145,132,211                        97.65
2H                                         8                    $3,490,128                         2.35
----------------------------------------------------------------------------------------------------------
                                         311                  $148,622,339                       100.00



Collateral Grouped by Document Type
                                                                                    % of Aggregate
                            Number of Loans               Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
FULL/ALT                                 208                   $99,905,305                        67.22
STATED                                    90                   $43,730,450                        29.42
REDUCED                                    8                    $3,235,322                         2.18
PREFERRED                                  5                    $1,751,262                         1.18
----------------------------------------------------------------------------------------------------------
                                         311                  $148,622,339                       100.00



Range of Margin
(Excludes 0 Fixed Rate Mortgages)
                                                                                    % of Aggregate
                            Number of Loans               Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
2.001 - 3.000                            305                  $146,181,674                        98.36
3.001 - 4.000                              6                    $2,440,664                         1.64
----------------------------------------------------------------------------------------------------------
                                         311                  $148,622,339                       100.00






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                             Loan Group III - $148,622,339 (5/1 Hybrid LIBOR)

Next Interest Adjustment Date
(Excludes 0 Fixed Rate Mortgages)
                                                                                    % of Aggregate
                                     Number of Loans      Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
09/07                                                 1           $263,138                         0.18
10/07                                                 2           $711,378                         0.48
11/07                                                 1           $216,842                         0.15
12/07                                                15         $5,679,387                         3.82
01/08                                                25         $9,672,060                         6.51
02/08                                                21         $9,964,212                         6.70
03/08                                                14         $6,873,241                         4.62
04/08                                               137        $66,520,296                        44.76
05/08                                                95        $48,721,785                        32.78
----------------------------------------------------------------------------------------------------------
                                                    311       $148,622,339                       100.00



Range of Months to Roll
(Excludes 0 Fixed Rate Mortgages)
                                                                                    % of Aggregate
                                     Number of Loans      Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
50 - 55                                              44        $16,542,805                        11.13
56 - 61                                             267       $132,079,534                        88.87
----------------------------------------------------------------------------------------------------------
                                                    311       $148,622,339                       100.00



Lifetime Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                    % of Aggregate
                                     Number of Loans      Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
8.001 -    9.000                                      1           $507,518                         0.34
9.001 -   10.000                                    208       $104,240,559                        70.14
10.001 -  11.000                                    102        $43,874,261                        29.52
----------------------------------------------------------------------------------------------------------
                                                    311       $148,622,339                       100.00



Initial Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                    % of Aggregate
                                     Number of Loans      Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
5.000                                               311       $148,622,339                       100.00
----------------------------------------------------------------------------------------------------------
                                                    311       $148,622,339                       100.00






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------



                             Loan Group III - $148,622,339 (5/1 Hybrid LIBOR)

Subsequent Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                    % of Aggregate
                                   Number of Loans        Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
1.000                                                 6         $2,440,664                         1.64
2.000                                               305       $146,181,674                        98.36
----------------------------------------------------------------------------------------------------------
                                                    311       $148,622,339                       100.00



Lifetime Rate Floor
(Excludes 0 Fixed Rate Mortgages)
                                                                                    % of Aggregate
                                   Number of Loans        Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
2.001 - 3.000                                       305       $146,181,674                        98.36
3.001 - 4.000                                         3         $1,226,951                         0.83
4.001 - 5.000                                         2           $829,483                         0.56
5.001 - 6.000                                         1           $384,230                         0.26
----------------------------------------------------------------------------------------------------------
                                                    311       $148,622,339                       100.00







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                            Loan Group IV - $47,466,853 (5/1 Hybrid CMT)

Summary of Loans in Statistical Calculation Pool                                                                   Range
                                                                                                                   -----
(As of Calculation Date)

Total Number of Loans                                                                        106
Total Outstanding Balance                                                            $47,466,853
Average Loan Balance                                                                    $447,800           $272,495 to $975,151
WA Mortgage Rate                                                                          5.320%             4.625% to 6.250%
Net WAC                                                                                   5.061%             4.366% to 5.991%
ARM Characteristics
      WA Gross Margin                                                                     2.852%             2.750% to 3.500%
      WA Months to First Roll                                                                56                  42 to 58
      WA First Periodic Cap                                                               5.883%             2.000% to 6.000%
      WA Subsequent Periodic Cap                                                          2.020%             2.000% to 3.500%
      WA Lifetime Cap                                                                    11.287%            10.625% to 12.250%
      WA Lifetime Floor                                                                   2.852%             2.750% to 3.500%
WA Original Term (months)                                                                    360                360 to 360
WA Remaining Term (months)                                                                   356                342 to 358
WA Age (months)                                                                                4                  2 to 18
WA LTV                                                                                    64.35%             14.88% to 90.00%
WA FICO                                                                                      744

Secured by (% of pool)             1st Liens                                             100.00%
                                   2nd Liens                                               0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                           0.00%
Prepay Moves Exempted              Soft                                                    0.00%
                                   Hard                                                    0.00%
                                   No Prepay                                             100.00%
                                   UNK                                                     0.00%





------------------------------------------------------------------------------------------------------------------------------------
       Top 5 States            Top 5 Prop             Doc Types           Purpose Codes          Occ Codes           Orig PP Term
       ------------            ----------             ---------           -------------          ---------           ------------
CA              47.61%    SFR        71.42%    FULL/AL      75.62%    RNC        62.46%    OO         91.57%     0          100%
MA              12.70%    PUD        17.61%    REDUCE       24.38%    RCO        19.67%    2H          7.48%
IL               9.35%    CND        10.97%                           PUR        17.87%    INV         0.94%
CO               5.70%
NC               4.55%






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------



                                 Loan Group IV - $47,466,853 (5/1 Hybrid CMT)

Description
                                                                                          % of Aggregate
                                   Number of Loans            Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------------
5/1 CMT1Y                                       106                $47,466,853                       100.00
--------------------------------------------------------------------------------------------------------------
                                                106                $47,466,853                       100.00



Range of Current Balance
                                                                                          % of Aggregate
                                   Number of Loans            Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------------
$250,000.01 to $300,000                           1                   $272,495                         0.57
$300,000.01 to $350,000                          14                 $4,686,786                         9.87
$350,000.01 to $400,000                          28                $10,531,814                        22.19
$400,000.01 to $450,000                          27                $11,672,534                        24.59
$450,000.01 to $500,000                          19                 $9,085,514                        19.14
$500,000.01 to $550,000                           6                 $3,217,276                         6.78
$550,000.01 to $600,000                           2                 $1,166,232                         2.46
$600,000.01 to $650,000                           4                 $2,538,690                         5.35
$750,000.01 to $1,000,000                         5                 $4,295,512                         9.05
--------------------------------------------------------------------------------------------------------------
                                                106                $47,466,853                       100.00



Current Gross Coupon
                                                                                          % of Aggregate
                                   Number of Loans            Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------------
4.625                                             1                   $445,729                         0.94
4.750                                             1                   $350,666                         0.74
4.875                                             8                 $4,190,488                         8.83
5.000                                            10                 $4,882,549                        10.29
5.125                                            16                 $6,907,796                        14.55
5.250                                            20                 $9,544,845                        20.11
5.375                                            11                 $4,647,934                         9.79
5.500                                            18                 $7,921,206                        16.69
5.625                                             9                 $3,638,521                         7.67
5.750                                             4                 $1,607,681                         3.39
5.875                                             2                   $967,923                         2.04
6.000                                             2                   $649,554                         1.37
6.125                                             2                   $738,571                         1.56
6.250                                             2                   $973,389                         2.05
--------------------------------------------------------------------------------------------------------------
                                                106                $47,466,853                       100.00



Range of Months remaining to Scheduled Maturity

                                                                                          % of Aggregate
                                   Number of Loans            Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------------
301 - 360                                       106                $47,466,853                       100.00
--------------------------------------------------------------------------------------------------------------
                                                106                $47,466,853                       100.00






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                 Loan Group IV - $47,466,853 (5/1 Hybrid CMT)

Range of Loan-to-Value Ratio
                                                                                          % of Aggregate
                           Number of Loans                Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------------------
0.01 - 50.00                             16                     $8,207,550                           17.29
50.01 -55.00                              3                     $1,123,078                            2.37
55.01 -60.00                             10                     $4,656,872                            9.81
60.01 -65.00                             11                     $4,882,905                           10.29
65.01 -70.00                             18                     $8,066,257                           16.99
70.01 -75.00                             24                    $10,172,620                           21.43
75.01 -80.00                             22                     $9,639,985                           20.31
85.01 -90.00                              2                       $717,586                            1.51
--------------------------------------------------------------------------------------------------------------
                                        106                    $47,466,853                          100.00



State
                                                                                         % of Aggregate
                           Number of Loans                Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------------------
CA                                       49                    $22,598,872                           47.61
CO                                        6                     $2,705,976                            5.70
FL                                        3                     $1,335,579                            2.81
GA                                        1                       $272,495                            0.57
IL                                       10                     $4,439,804                            9.35
MD                                        2                       $843,614                            1.78
MA                                       13                     $6,028,535                           12.70
MI                                        5                     $2,131,683                            4.49
MN                                        2                       $699,163                            1.47
NJ                                        2                       $730,305                            1.54
NC                                        5                     $2,159,201                            4.55
OR                                        1                       $477,884                            1.01
PA                                        1                       $387,896                            0.82
TX                                        2                       $744,854                            1.57
WA                                        2                       $916,731                            1.93
WI                                        2                       $994,260                            2.09
--------------------------------------------------------------------------------------------------------------
                                        106                    $47,466,853                          100.00





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                               Loan Group IV - $47,466,853 (5/1 Hybrid CMT)

Collateral Grouped by FICO
                                                                                      % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------------
801 - 820                                   1                     $412,599                         0.87
781 - 800                                  14                   $6,603,848                        13.91
761 - 780                                  30                  $14,751,276                        31.08
741 - 760                                  21                   $9,422,875                        19.85
721 - 740                                   9                   $3,646,468                         7.68
701 - 720                                  12                   $5,113,052                        10.77
681 - 700                                   9                   $3,626,685                         7.64
661 - 680                                   4                   $1,674,712                         3.53
641 - 660                                   3                   $1,111,751                         2.34
621 - 640                                   1                     $488,679                         1.03
601 - 620                                   1                     $342,411                         0.72
Missing                                     1                     $272,495                         0.57
--------------------------------------------------------------------------------------------------------------
                                          106                  $47,466,853                       100.00



Property Type
                                                                                      % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------------
SFR                                        75                  $33,902,463                        71.42
PUD                                        19                   $8,356,570                        17.61
CND                                        12                   $5,207,820                        10.97
--------------------------------------------------------------------------------------------------------------
                                          106                  $47,466,853                       100.00



Purpose
                                                                                      % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------------
RNC                                        65                  $29,646,863                        62.46
RCO                                        22                   $9,336,699                        19.67
PUR                                        19                   $8,483,291                        17.87
--------------------------------------------------------------------------------------------------------------
                                          106                  $47,466,853                       100.00



Occupancy
                                                                                      % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------------
OO                                         97                  $43,466,174                        91.57
2H                                          8                   $3,552,617                         7.48
INV                                         1                     $448,062                         0.94
--------------------------------------------------------------------------------------------------------------
                                          106                  $47,466,853                       100.00





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




          Loan Group IV - $47,466,853 (5/1 Hybrid CMT)

Collateral Grouped by Document Type
                                                                                     % of Aggregate
                            Number of Loans          Principal Balance             Principal Balance
-----------------------------------------------------------------------------------------------------
FULL/ALT                                 80                $35,893,269                        75.62
REDUCED                                  26                $11,573,584                        24.38
-----------------------------------------------------------------------------------------------------
                                        106                $47,466,853                       100.00



Range of Margin
(Excludes 0 Fixed Rate Mortgages)
                                                                                     % of Aggregate
                            Number of Loans          Principal Balance             Principal Balance
-----------------------------------------------------------------------------------------------------
2.001 -   3.000                          99                $44,295,012                        93.32
3.001 -   4.000                           7                 $3,171,840                         6.68
-----------------------------------------------------------------------------------------------------
                                        106                $47,466,853                       100.00



Next Interest Adjustment Date
(Excludes 0 Fixed Rate Mortgages)
                                                                                     % of Aggregate
                            Number of Loans          Principal Balance             Principal Balance
-----------------------------------------------------------------------------------------------------
12/06                                     1                   $272,495                         0.57
02/07                                     2                   $904,596                         1.91
03/07                                     1                   $411,683                         0.87
11/07                                     1                   $453,863                         0.96
12/07                                     6                 $2,535,344                         5.34
01/08                                    26                $10,701,588                        22.55
02/08                                    43                $19,733,833                        41.57
03/08                                    25                $12,023,314                        25.33
04/08                                     1                   $430,137                         0.91
-----------------------------------------------------------------------------------------------------
                                        106                $47,466,853                       100.00



Range of Months to Roll
(Excludes 0 Fixed Rate Mortgages)
                                                                                     % of Aggregate
                            Number of Loans               Principal Balance        Principal Balance
-----------------------------------------------------------------------------------------------------
38 -   42                                 1                   $272,495                         0.57
43 -   49                                 3                 $1,316,279                         2.77
50 -   55                                33                $13,690,794                        28.84
56 -   61                                69                $32,187,284                        67.81
-----------------------------------------------------------------------------------------------------
                                        106                $47,466,853                       100.00






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                               Loan Group IV - $47,466,853 (5/1 Hybrid CMT)

Lifetime Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                                Number of Loans           Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
10.001 -  11.000                              22               $10,518,987                        22.16
11.001 -  12.000                              82               $36,175,127                        76.21
12.001 -  13.000                               2                  $772,740                         1.63
----------------------------------------------------------------------------------------------------------
                                             106               $47,466,853                       100.00



Initial Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                                Number of Loans           Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
2.000                                          3                $1,316,279                         2.77
5.000                                          1                  $272,495                         0.57
6.000                                        102               $45,878,079                        96.65
----------------------------------------------------------------------------------------------------------
                                             106               $47,466,853                       100.00



Subsequent Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                                Number of Loans           Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
2.000                                        105               $46,820,069                        98.64
3.500                                          1                  $646,784                         1.36
----------------------------------------------------------------------------------------------------------
                                             106               $47,466,853                       100.00



Lifetime Rate Floor
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                                Number of Loans           Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
2.001 - 3.000                                 99               $44,295,012                        93.32
3.001 - 4.000                                  7                $3,171,840                         6.68
----------------------------------------------------------------------------------------------------------
                                             106               $47,466,853                       100.00






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                          Loan Group V - $39,029,871 (5/25 Hybrid LIBOR)

Summary of Loans in Statistical Calculation Pool                                                         Range
                                                                                                         -----
(As of Calculation Date)

Total Number of Loans                                                                      81
Total Outstanding Balance                                                         $39,029,871
Average Loan Balance                                                                 $481,850   $217,314 to $1,459,000
WA Mortgage Rate                                                                       6.525%      5.750% to 7.375%
Net WAC                                                                                6.266%      5.491% to 7.116%
ARM Characteristics
     WA Gross Margin                                                                   2.750%      2.750% to 2.750%
     WA Months to First Roll                                                               57          47 to 57
     WA First Periodic Cap                                                             5.000%      5.000% to 5.000%
     WA Subsequent Periodic Cap                                                        1.000%      1.000% to 1.000%
     WA Lifetime Cap                                                                  11.525%     10.750% to 12.375%
     WA Lifetime Floor                                                                 2.750%      2.750% to 2.750%
WA Original Term (months)                                                                 360         360 to 360
WA Remaining Term (months)                                                                357         347 to 357
WA Age (months)                                                                             3           3 to 13
WA LTV                                                                                 75.34%      46.31% to 89.99%
WA FICO                                                                                   694

Secured by (% of pool)             1st Liens                                          100.00%
                                   2nd Liens                                            0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                        3.48%
Prepay Moves Exempted              Soft                                                 0.00%
                                   Hard                                                 0.00%
                                   No Prepay                                           96.52%
                                   UNK                                                  3.48%



----------------------------------------------------------------------------------------------------------------------------------
       Top 5 States            Top 5 Prop             Doc Types           Purpose Codes          Occ Codes         Orig PP Term
       ------------            ----------             ---------           -------------          ---------         ------------
CA             74.19%     SFR        65.78%    STATED        86.32%   RCO        35.94%    OO        70.05%      0         96.52%
AZ              4.36%     PUD        12.46%    FULL/AL       13.12%   PUR        34.16%    INV       26.21%      36         3.48%
CO              3.59%     2-4U        9.55%    NIV            0.56%   RNC        29.90%    2H         3.74%
FL              2.74%     CND         8.71%
GA              2.51%     CNDP        3.51%


----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                              Loan Group V - $39,029,871 (5/25 Hybrid LIBOR)

Description
                                                                                     % of Aggregate
                               Number of Loans            Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
5/25 LIB6M                                   81                $39,029,871                       100.00
----------------------------------------------------------------------------------------------------------
                                             81                $39,029,871                       100.00



Range of Current Balance

                                                                                     % of Aggregate
                               Number of Loans            Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
$  200,000.01 to $  250,000                   1                   $217,314                         0.56
$  250,000.01 to $  300,000                   3                   $801,704                         2.05
$  300,000.01 to $  350,000                   9                 $2,978,401                         7.63
$  350,000.01 to $  400,000                  14                 $5,239,496                        13.42
$  400,000.01 to $  450,000                  14                 $6,036,229                        15.47
$  450,000.01 to $  500,000                  11                 $5,171,205                        13.25
$  500,000.01 to $  550,000                  10                 $5,293,050                        13.56
$  550,000.01 to $  600,000                   6                 $3,420,027                         8.76
$  600,000.01 to $  650,000                   7                 $4,469,755                        11.45
$  700,000.01 to $  750,000                   1                   $750,000                         1.92
$  750,000.01 to $1,000,000                   4                 $3,193,693                         8.18
$1,000,000.01 to $1,500,000                   1                 $1,459,000                         3.74
----------------------------------------------------------------------------------------------------------
                                             81                $39,029,871                       100.00



Current Gross Coupon

                                                                                     % of Aggregate
                               Number of Loans            Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
5.750                                         1                   $378,750                         0.97
5.875                                         3                 $1,554,050                         3.98
6.000                                         7                 $2,933,666                         7.52
6.125                                         5                 $2,418,800                         6.20
6.250                                         5                 $2,016,470                         5.17
6.375                                        15                 $7,161,378                        18.35
6.500                                        10                 $5,691,745                        14.58
6.625                                        10                 $5,345,684                        13.70
6.750                                         8                 $3,676,061                         9.42
6.875                                         6                 $3,000,727                         7.69
7.000                                         4                 $1,981,908                         5.08
7.125                                         2                   $703,834                         1.80
7.250                                         1                   $355,200                         0.91
7.375                                         4                 $1,811,600                         4.64
----------------------------------------------------------------------------------------------------------
                                             81                $39,029,871                       100.00






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                              Loan Group V - $39,029,871 (5/25 Hybrid LIBOR)

Range of Months remaining to Scheduled Maturity

                                                                                     % of Aggregate
                                         Number of Loans      Principal Balance     Principal Balance

----------------------------------------------------------------------------------------------------------
301 - 360                                                81        $39,029,871                   100.00
----------------------------------------------------------------------------------------------------------
                                                         81        $39,029,871                   100.00



Range of Loan-to-Value Ratio
                                                                                     % of Aggregate
                                         Number of Loans      Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
0.01 -   50.00                                            1         $1,459,000                     3.74
55.01 -  60.00                                            1           $538,000                     1.38
60.01 -  65.00                                            3         $1,147,950                     2.94
65.01 -  70.00                                            9         $5,023,199                    12.87
70.01 -  75.00                                           16         $6,669,133                    17.09
75.01 -  80.00                                           48        $22,844,681                    58.53
80.01 -  85.00                                            1           $525,500                     1.35
85.01 -  90.00                                            2           $822,409                     2.11
----------------------------------------------------------------------------------------------------------
                                                         81        $39,029,871                   100.00



State
                                                                                     % of Aggregate
                                         Number of Loans      Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
AZ                                                        4         $1,701,200                     4.36
CA                                                       57        $28,955,487                    74.19
CO                                                        3         $1,399,600                     3.59
FL                                                        2         $1,068,000                     2.74
GA                                                        2           $980,320                     2.51
IL                                                        2           $654,000                     1.68
MA                                                        2           $722,700                     1.85
NV                                                        2           $773,547                     1.98
NJ                                                        1           $554,599                     1.42
PA                                                        2           $682,150                     1.75
TX                                                        1           $438,150                     1.12
VA                                                        1           $429,100                     1.10
WA                                                        2           $671,020                     1.72
----------------------------------------------------------------------------------------------------------
                                                         81        $39,029,871                   100.00



Collateral Grouped by FICO
                                                                                     % of Aggregate
                                         Number of Loans      Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
781 - 800                                                 3         $1,269,800                     3.25
761 - 780                                                 9         $4,004,154                    10.26
741 - 760                                                 6         $3,591,776                     9.20
721 - 740                                                 8         $3,325,500                     8.52
701 - 720                                                 6         $2,723,508                     6.98
681 - 700                                                11         $5,243,097                    13.43






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                              Loan Group V - $39,029,871 (5/25 Hybrid LIBOR)

Collateral Grouped by FICO

                                                                                     % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
661 - 680                                  11                   $4,798,769                        12.30
641 - 660                                  20                   $9,144,769                        23.43
621 - 640                                   7                   $4,928,500                        12.63
----------------------------------------------------------------------------------------------------------
                                           81                  $39,029,871                       100.00



Property Type
                                                                                     % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
SFR                                        51                  $25,673,025                        65.78
PUD                                        11                   $4,862,574                        12.46
2-4U                                        7                   $3,727,072                         9.55
CND                                         9                   $3,398,867                         8.71
CNDP                                        3                   $1,368,334                         3.51
----------------------------------------------------------------------------------------------------------
                                           81                  $39,029,871                       100.00



Purpose
                                                                                     % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
RCO                                        29                  $14,026,355                        35.94
PUR                                        29                  $13,334,263                        34.16
RNC                                        23                  $11,669,253                        29.90
----------------------------------------------------------------------------------------------------------
                                           81                  $39,029,871                       100.00



Occupancy
                                                                                     % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
OO                                         55                  $27,340,446                        70.05
INV                                        23                  $10,229,426                        26.21
2H                                          3                   $1,460,000                         3.74
----------------------------------------------------------------------------------------------------------
                                           81                  $39,029,871                       100.00



Collateral Grouped by Document Type
                                                                                     % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
STATED                                     68                  $33,690,277                        86.32
FULL/ALT                                   12                   $5,122,281                        13.12
NIV                                         1                     $217,314                         0.56
----------------------------------------------------------------------------------------------------------
                                           81                  $39,029,871                       100.00





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                Loan Group V - $39,029,871 (5/25 Hybrid LIBOR)

Range of Margin
(Excludes 0 Fixed Rate Mortgages)
                                                                                       % of Aggregate
                                Number of Loans           Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
2.001 -   3.000                               81               $39,029,871                       100.00
----------------------------------------------------------------------------------------------------------
                                              81               $39,029,871                       100.00



Next Interest Adjustment Date
(Excludes 0 Fixed Rate Mortgages)
                                                                                       % of Aggregate
                                Number of Loans           Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
05/07                                          1                  $217,314                         0.56
02/08                                         22               $11,847,366                        30.35
03/08                                         58               $26,965,192                        69.09
----------------------------------------------------------------------------------------------------------
                                              81               $39,029,871                       100.00



Range of Months to Roll
(Excludes 0 Fixed Rate Mortgages)
                                                                                       % of Aggregate
                                Number of Loans           Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
43 -   49                                      1                  $217,314                         0.56
56 -   61                                     80               $38,812,558                        99.44
----------------------------------------------------------------------------------------------------------
                                              81               $39,029,871                       100.00



Lifetime Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                       % of Aggregate
                                Number of Loans           Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
10.001 -  11.000                              11                $4,866,465                        12.47
11.001 -  12.000                              63               $31,292,772                        80.18
12.001 -  13.000                               7                $2,870,634                         7.35
----------------------------------------------------------------------------------------------------------
                                              81               $39,029,871                       100.00



Initial Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                       % of Aggregate
                                Number of Loans           Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
5.000                                         81               $39,029,871                       100.00
----------------------------------------------------------------------------------------------------------
                                              81               $39,029,871                       100.00






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                              Loan Group V - $39,029,871 (5/25 Hybrid LIBOR)

Subsequent Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                            % of Aggregate
                                     Number of Loans      Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
1.000                                                81        $39,029,871                       100.00
----------------------------------------------------------------------------------------------------------
                                                     81        $39,029,871                       100.00



Lifetime Rate Floor
(Excludes 0 Fixed Rate Mortgages)
                                                                                            % of Aggregate
                                     Number of Loans      Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
2.001 - 3.000                                        81        $39,029,871                       100.00
----------------------------------------------------------------------------------------------------------
                                                     81        $39,029,871                       100.00






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                          Loan Group VI - $107,420,566 (7/1 Hybrid LIBOR)

Summary of Loans in Statistical Calculation Pool                                                      Range
(As of Calculation Date)

Total Number of Loans                                                                216
Total Outstanding Balance                                                   $107,420,566
Average Loan Balance                                                            $497,317      $182,964  to $1,329,000
WA Mortgage Rate                                                                  5.283%         4.250% to 7.125%
Net WAC                                                                           5.022%         3.991% to 6.866%
ARM Characteristics
     WA Gross Margin                                                              2.284%         2.250% to 2.750%
     WA Months to First Roll                                                          82             75 to 83
     WA First Periodic Cap                                                        5.000%         5.000% to 5.000%
     WA Subsequent Periodic Cap                                                   2.000%         2.000% to 2.000%
     WA Lifetime Cap                                                             10.283%        9.250%  to 12.125%
     WA Lifetime Floor                                                            2.299%        2.250%  to 2.750%
WA Original Term (months)                                                            360            360 to 360
WA Remaining Term (months)                                                           358            351 to 359
WA Age (months)                                                                        2              1 to 9
WA LTV                                                                            68.70%         25.88% to 90.00%
WA FICO                                                                              732

Secured by (% of pool)             1st Liens                                     100.00%
                                   2nd Liens                                       0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                   0.00%
Prepay Moves Exempted              Soft                                            0.00%
                                   Hard                                            0.00%
                                   No Prepay                                     100.00%
                                   UNK                                             0.00%




-----------------------------------------------------------------------------------------------------------------------------------
       Top 5 States            Top 5 Prop             Doc Types           Purpose Codes          Occ Codes        Orig PP Term
       ------------            ----------             ---------           -------------          ---------        ------------
CA              51.46%    SFR        64.07%    FULL/AL       56.15%   RNC       52.43%     OO         95.33%     0            100%
TX               5.24%    PUD        29.06%    PREFER        32.50%   PUR       31.59%     2H          4.34%
CO               4.48%    CND         5.69%    STREAM         7.26%   RCO       15.98%     INV         0.33%
VA               4.11%    CNDP        1.18%    REDUCE         3.77%
WA               3.88%                         NINA           0.33%






-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                Loan Group VI - $107,420,566 (7/1 Hybrid LIBOR)

Description
                                                                                            % of Aggregate
                                   Number of Loans        Principal Balance              Principal Balance
---------------------------------------------------------------------------------------------------------------
7/1 LIB12M                                      164            $76,628,184                             71.33
7/1 LIB12M IO                                    52            $30,792,382                             28.67
---------------------------------------------------------------------------------------------------------------
                                                216           $107,420,566                            100.00



Range of Current Balance
                                                                                            % of Aggregate
                                   Number of Loans        Principal Balance              Principal Balance
---------------------------------------------------------------------------------------------------------------
$  150,000.01 to $  200,000                       1               $182,964                              0.17
$  200,000.01 to $  250,000                       1               $213,813                              0.20
$  300,000.01 to $  350,000                      17             $5,756,970                              5.36
$  350,000.01 to $  400,000                      54            $20,373,690                             18.97
$  400,000.01 to $  450,000                      40            $16,984,996                             15.81
$  450,000.01 to $  500,000                      23            $10,880,482                             10.13
$  500,000.01 to $  550,000                      26            $13,645,982                             12.70
$  550,000.01 to $  600,000                      14             $8,223,089                              7.66
$  600,000.01 to $  650,000                      17            $10,811,869                             10.06
$  650,000.01 to $  700,000                       3             $2,056,877                              1.91
$  700,000.01 to $  750,000                       4             $2,918,040                              2.72
$  750,000.01 to $1,000,000                      14            $12,842,793                             11.96
$1,000,000.01 to $1,500,000                       2             $2,529,000                              2.35
---------------------------------------------------------------------------------------------------------------
                                                216           $107,420,566                            100.00



Current Gross Coupon
                                                                                            % of Aggregate
                                   Number of Loans        Principal Balance              Principal Balance
---------------------------------------------------------------------------------------------------------------
4.250                                             1               $425,014                              0.40
4.375                                             2             $1,170,421                              1.09
4.500                                             4             $2,216,660                              2.06
4.625                                             3             $1,550,147                              1.44
4.750                                            12             $5,839,534                              5.44
4.875                                            20            $10,009,478                              9.32
5.000                                            14             $7,689,848                              7.16
5.125                                            22            $12,316,629                             11.47
5.250                                            26            $12,408,655                             11.55
5.375                                            30            $15,134,149                             14.09
5.500                                            32            $15,243,872                             14.19
5.625                                            22            $10,872,221                             10.12
5.750                                            11             $5,207,575                              4.85
5.875                                            11             $4,835,516                              4.50
6.000                                             4             $1,966,819                              1.83
6.375                                             1               $182,964                              0.17
7.125                                             1               $351,064                              0.33
---------------------------------------------------------------------------------------------------------------
                                                216           $107,420,566                            100.00






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------





                              Loan Group VI - $107,420,566 (7/1 Hybrid LIBOR)

Range of Months remaining to Scheduled Maturity
                                                                                      % of Aggregate
                                         Number of Loans      Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
301 - 360                                              216        $107,420,566                   100.00
----------------------------------------------------------------------------------------------------------
                                                       216        $107,420,566                   100.00



Range of Loan-to-Value Ratio
                                                                                      % of Aggregate
                                         Number of Loans      Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
0.01 -   50.00                                          20         $14,002,689                    13.04
50.01 -  55.00                                           8          $4,845,730                     4.51
55.01 -  60.00                                          11          $4,878,995                     4.54
60.01 -  65.00                                          17          $9,452,915                     8.80
65.01 -  70.00                                          28         $14,194,620                    13.21
70.01 -  75.00                                          26         $12,263,455                    11.42
75.01 -  80.00                                         103         $46,592,409                    43.37
85.01 -  90.00                                           3          $1,189,754                     1.11
----------------------------------------------------------------------------------------------------------
                                                       216        $107,420,566                   100.00



State
                                                                                      % of Aggregate
                                         Number of Loans      Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
AL                                                       1            $441,800                     0.41
AZ                                                       1            $425,014                     0.40
CA                                                     104         $55,274,485                    51.46
CO                                                      10          $4,810,298                     4.48
CT                                                       3          $1,386,774                     1.29
FL                                                       6          $2,505,434                     2.33
GA                                                       3          $1,329,523                     1.24
HI                                                       1            $603,641                     0.56
IL                                                       8          $4,088,344                     3.81
MD                                                       4          $1,433,746                     1.33
MA                                                       1            $351,064                     0.33
MI                                                       1            $321,746                     0.30
MN                                                       1            $420,000                     0.39
MO                                                       3          $1,145,686                     1.07
NV                                                       9          $3,932,635                     3.66
NJ                                                       5          $2,394,604                     2.23
NM                                                       1            $900,000                     0.84
NY                                                       1            $509,930                     0.47
NC                                                       2            $969,469                     0.90
OH                                                       5          $2,402,235                     2.24
OR                                                       3          $1,606,227                     1.50
PA                                                       6          $2,814,977                     2.62
SC                                                       3          $1,376,242                     1.28
TX                                                      12          $5,624,836                     5.24
UT                                                       1            $405,491                     0.38
VT                                                       1            $393,516                     0.37






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                              Loan Group VI - $107,420,566 (7/1 Hybrid LIBOR)

State
                                                                                      % of Aggregate
                           Number of Loans                Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
VA                                       10                     $4,418,461                         4.11
WA                                        8                     $4,172,618                         3.88
WI                                        2                       $961,771                         0.90
----------------------------------------------------------------------------------------------------------
                                        216                   $107,420,566                       100.00



Collateral Grouped by FICO
                                                                                      % of Aggregate
                           Number of Loans                Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
801 - 820                                 6                     $3,565,041                         3.32
781 - 800                                19                     $8,583,203                         7.99
761 - 780                                44                    $22,441,661                        20.89
741 - 760                                39                    $19,620,603                        18.27
721 - 740                                31                    $14,944,164                        13.91
701 - 720                                25                    $12,974,712                        12.08
681 - 700                                11                     $5,837,853                         5.43
661 - 680                                21                     $9,566,210                         8.91
641 - 660                                 8                     $4,070,401                         3.79
621 - 640                                10                     $4,733,482                         4.41
601 - 620                                 2                     $1,083,235                         1.01
----------------------------------------------------------------------------------------------------------
                                        216                   $107,420,566                       100.00



Property Type
                                                                                      % of Aggregate
                           Number of Loans                Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
SFR                                     132                    $68,822,406                        64.07
PUD                                      67                    $31,216,174                        29.06
CND                                      14                     $6,110,898                         5.69
CNDP                                      3                     $1,271,088                         1.18
----------------------------------------------------------------------------------------------------------
                                        216                   $107,420,566                       100.00



Purpose
                                                                                      % of Aggregate
                           Number of Loans                Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
RNC                                     111                    $56,319,725                        52.43
PUR                                      72                    $33,932,201                        31.59
RCO                                      33                    $17,168,640                        15.98
----------------------------------------------------------------------------------------------------------
                                        216                   $107,420,566                       100.00






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                              Loan Group VI - $107,420,566 (7/1 Hybrid LIBOR)

Occupancy
                                                                                      % of Aggregate
                           Number of Loans                Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
OO                                      204                   $102,406,650                        95.33
2H                                       11                     $4,662,852                         4.34
INV                                       1                       $351,064                         0.33
----------------------------------------------------------------------------------------------------------
                                        216                   $107,420,566                       100.00



Collateral Grouped by Document Type
                                                                                      % of Aggregate
                           Number of Loans                Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
FULL/ALT                                119                    $60,319,396                        56.15
PREFERRED                                73                    $34,907,516                        32.50
STREAMLINE                               15                     $7,794,185                         7.26
REDUCED                                   8                     $4,048,260                         3.77
NINA                                      1                       $351,209                         0.33
----------------------------------------------------------------------------------------------------------
                                        216                   $107,420,566                       100.00



Range of Margin
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                           Number of Loans                Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
2.001 -  3.000                          216                   $107,420,566                       100.00
----------------------------------------------------------------------------------------------------------
                                        216                   $107,420,566                       100.00



Next Interest Adjustment Date
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                           Number of Loans                Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
09/09                                     2                     $1,299,503                         1.21
12/09                                     6                     $2,211,379                         2.06
01/10                                     1                       $213,813                         0.20
02/10                                    12                     $5,829,597                         5.43
03/10                                    42                    $20,149,625                        18.76
04/10                                   123                    $63,690,904                        59.29
05/10                                    30                    $14,025,745                        13.06
----------------------------------------------------------------------------------------------------------
                                        216                   $107,420,566                       100.00



Range of Months to Roll
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                           Number of Loans                Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
74 -  79                                  9                     $3,724,694                         3.47






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




          Loan Group VI - $107,420,566 (7/1 Hybrid LIBOR)

Range of Months to Roll
(Excludes 0 Fixed Rate Mortgages)
                                                                                       % of Aggregate
                                     Number of Loans      Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
80 -   85                                           207       $103,695,872                        96.53
----------------------------------------------------------------------------------------------------------
                                                    216       $107,420,566                       100.00



Lifetime Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                                     Number of Loans      Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
9.001 -   10.000                                     56        $28,901,102                        26.90
10.001 -  11.000                                    158        $77,985,436                        72.60
11.001 -  12.000                                      1           $182,964                         0.17
12.001 -  13.000                                      1           $351,064                         0.33
----------------------------------------------------------------------------------------------------------
                                                    216       $107,420,566                       100.00



Initial Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                                     Number of Loans      Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
5.000                                               216       $107,420,566                       100.00
----------------------------------------------------------------------------------------------------------
                                                    216       $107,420,566                       100.00



Subsequent Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                                     Number of Loans      Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
2.000                                               216       $107,420,566                       100.00
----------------------------------------------------------------------------------------------------------
                                                    216       $107,420,566                       100.00



Lifetime Rate Floor
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                                     Number of Loans      Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
2.001 -   3.000                                     216       $107,420,566                       100.00
----------------------------------------------------------------------------------------------------------
                                                    216       $107,420,566                       100.00






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                                           Loan Group VII - $47,210,163 (10/1 Hybrid CMT)

Summary of Loans in Statistical Calculation Pool                                                        Range
                                                                                                        -----
(As of Calculation Date)

Total Number of Loans                                                                   86
Total Outstanding Balance                                                      $47,210,163
Average Loan Balance                                                              $548,955       $321,673 to $995,488
WA Mortgage Rate                                                                    5.562%         4.375% to 6.250%
Net WAC                                                                             5.178%         3.991% to 5.866%
ARM Characteristics
     WA Gross Margin                                                                2.750%         2.750% to 2.750%
     WA Months to First Roll                                                           116            112 to 118
     WA First Periodic Cap                                                          5.000%         5.000% to 5.000%
     WA Subsequent Periodic Cap                                                     2.000%         2.000% to 2.000%
     WA Lifetime Cap                                                               10.562%         9.375% to 11.250%
     WA Lifetime Floor                                                              2.750%         2.750% to 2.750%
WA Original Term (months)                                                              360            360 to 360
WA Remaining Term (months)                                                             356            352 to 358
WA Age (months)                                                                          4              2 to 8
WA LTV                                                                              57.94%         23.53% to 95.00%
WA FICO                                                                                728

Secured by (% of pool)             1st Liens                                       100.00%
                                   2nd Liens                                         0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                     0.00%
Prepay Moves Exempted              Soft                                              0.00%
                                   Hard                                              0.00%
                                   No Prepay                                       100.00%
                                   UNK                                               0.00%




-----------------------------------------------------------------------------------------------------------------------------------
       Top 5 States            Top 5 Prop             Doc Types           Purpose Codes          Occ Codes         Orig PP Term
       ------------            ----------             ---------           -------------          ---------         ------------
CA             47.61%     SFR        84.48%    NINA         37.99%    RNC        69.51%    OO         82.27%     0           100%
NJ              8.73%     CND         7.90%    FULL/AL      25.84%    PUR        21.02%    2H         17.73%
NY              8.24%     PUD         2.64%    NIV          20.99%    RCO         9.47%
VA              6.19%     COOP        2.57%    REDUCE       13.30%
MA              4.83%     CNDP        1.26%    NAV           1.88%






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                              Loan Group VII - $47,210,163 (10/1 Hybrid CMT)

Description
                                                                                      % of Aggregate
                             Number of Loans                  Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
10/1 CMT1Y                                 86                      $47,210,163                   100.00
----------------------------------------------------------------------------------------------------------
                                           86                      $47,210,163                   100.00



Range of Current Balance
                                                                                      % of Aggregate
                             Number of Loans                  Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
$  300,000.01 to $  350,000                 8                       $2,681,741                     5.68
$  350,000.01 to $  400,000                17                       $6,361,451                    13.47
$  400,000.01 to $  450,000                11                       $4,649,241                     9.85
$  450,000.01 to $  500,000                 8                       $3,789,425                     8.03
$  500,000.01 to $  550,000                 7                       $3,666,322                     7.77
$  550,000.01 to $  600,000                 9                       $5,298,029                    11.22
$  600,000.01 to $  650,000                 9                       $5,660,971                    11.99
$  700,000.01 to $  750,000                 3                       $2,175,430                     4.61
$  750,000.01 to $1,000,000                14                      $12,927,553                    27.38
----------------------------------------------------------------------------------------------------------
                                           86                      $47,210,163                   100.00



Current Gross Coupon
                                                                                      % of Aggregate
                             Number of Loans                  Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
4.375                                       2                       $1,296,030                     2.75
4.500                                       1                         $323,946                     0.69
4.875                                       2                         $793,843                     1.68
5.000                                       2                         $774,349                     1.64
5.125                                       2                         $787,314                     1.67
5.250                                       7                       $3,739,299                     7.92
5.375                                       9                       $5,766,160                    12.21
5.500                                      15                       $8,479,557                    17.96
5.625                                      14                       $8,353,415                    17.69
5.750                                      13                       $7,640,321                    16.18
5.875                                       9                       $4,193,958                     8.88
6.000                                       5                       $2,538,797                     5.38
6.125                                       2                       $1,010,017                     2.14
6.250                                       3                       $1,513,157                     3.21
----------------------------------------------------------------------------------------------------------
                                           86                      $47,210,163                   100.00



Range of Months remaining to Scheduled Maturity

                                                                                      % of Aggregate
                             Number of Loans                  Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------
301 - 360                                  86                      $47,210,163                   100.00
----------------------------------------------------------------------------------------------------------
                                           86                      $47,210,163                   100.00





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                              Loan Group VII - $47,210,163 (10/1 Hybrid CMT)

Range of Loan-to-Value Ratio
                                                                                      % of Aggregate
                                    Number of Loans       Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
0.01 -  50.00                                     23           $15,409,637                        32.64
50.01 - 55.00                                      5            $3,143,444                         6.66
55.01 - 60.00                                      9            $3,687,478                         7.81
60.01 - 65.00                                     13            $7,449,159                        15.78
65.01 - 70.00                                     17            $9,001,920                        19.07
70.01 - 75.00                                      4            $2,066,177                         4.38
75.01 - 80.00                                     11            $4,983,633                        10.56
80.01 - 85.00                                      1              $334,943                         0.71
85.01 - 90.00                                      2              $683,652                         1.45
90.01 - 95.00                                      1              $450,121                         0.95
----------------------------------------------------------------------------------------------------------
                                                  86           $47,210,163                       100.00



State
                                                                                      % of Aggregate
                                    Number of Loans       Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
AL                                                 1              $351,407                         0.74
AZ                                                 1              $359,707                         0.76
CA                                                37           $22,476,499                        47.61
CO                                                 1              $373,459                         0.79
FL                                                 2            $1,094,356                         2.32
GA                                                 1              $361,721                         0.77
ID                                                 2              $779,345                         1.65
IL                                                 2            $1,341,356                         2.84
MD                                                 2              $753,790                         1.60
MA                                                 4            $2,281,830                         4.83
MO                                                 1              $895,144                         1.90
NJ                                                 8            $4,123,125                         8.73
NY                                                 9            $3,892,166                         8.24
NC                                                 1              $547,769                         1.16
OH                                                 2            $1,317,455                         2.79
SC                                                 1              $411,075                         0.87
TX                                                 3            $1,359,763                         2.88
VA                                                 5            $2,924,134                         6.19
WA                                                 1              $395,721                         0.84
WI                                                 1              $795,581                         1.69
WY                                                 1              $374,760                         0.79
----------------------------------------------------------------------------------------------------------
                                                  86           $47,210,163                       100.00



Collateral Grouped by FICO
                                                                                      % of Aggregate
                                    Number of Loans       Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
801 - 820                                          4            $1,744,073                         3.69
781 - 800                                         16            $7,816,201                        16.56
761 - 780                                         13            $7,236,222                        15.33
741 - 760                                         11            $5,805,768                        12.30






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                              Loan Group VII - $47,210,163 (10/1 Hybrid CMT)

Collateral Grouped by FICO
                                                                                      % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
721 - 740                                   8                   $4,327,802                         9.17
701 - 720                                  13                   $7,886,056                        16.70
681 - 700                                   4                   $2,741,763                         5.81
661 - 680                                   7                   $3,998,477                         8.47
641 - 660                                   4                   $2,158,950                         4.57
621 - 640                                   2                     $901,448                         1.91
601 - 620                                   1                     $995,488                         2.11
581 - 600                                   2                   $1,134,833                         2.40
561 - 580                                   1                     $463,084                         0.98
----------------------------------------------------------------------------------------------------------
                                           86                  $47,210,163                       100.00



Property Type
                                                                                      % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
SFR                                        72                  $39,882,160                        84.48
CND                                         7                   $3,727,540                         7.90
PUD                                         2                   $1,245,563                         2.64
COOP                                        3                   $1,213,690                         2.57
CNDP                                        1                     $597,054                         1.26
2-4U                                        1                     $544,156                         1.15
----------------------------------------------------------------------------------------------------------
                                           86                  $47,210,163                       100.00



Purpose
                                                                                      % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
RNC                                        56                  $32,815,973                        69.51
PUR                                        21                   $9,924,758                        21.02
RCO                                         9                   $4,469,432                         9.47
----------------------------------------------------------------------------------------------------------
                                           86                  $47,210,163                       100.00



Occupancy
                                                                                      % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
OO                                         67                  $38,840,694                        82.27
2H                                         19                   $8,369,469                        17.73
----------------------------------------------------------------------------------------------------------
                                           86                  $47,210,163                       100.00







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                              Loan Group VII - $47,210,163 (10/1 Hybrid CMT)

Collateral Grouped by Document Type
                                                                                      % of Aggregate
                                     Number of Loans      Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
NINA                                                33         $17,932,989                        37.99
FULL/ALT                                            20         $12,201,352                        25.84
NIV                                                 19          $9,909,513                        20.99
REDUCED                                             12          $6,278,970                        13.30
NAV                                                  2            $887,339                         1.88
----------------------------------------------------------------------------------------------------------
                                                    86         $47,210,163                       100.00



Range of Margin
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                                     Number of Loans      Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
2.001 -      3.000                                  86         $47,210,163                       100.00
----------------------------------------------------------------------------------------------------------
                                                    86         $47,210,163                       100.00



Next Interest Adjustment Date
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                                     Number of Loans      Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
10/12                                                1            $525,284                         1.11
11/12                                                3          $1,807,645                         3.83
12/12                                                5          $2,538,618                         5.38
01/13                                               16         $10,127,411                        21.45
02/13                                               13          $7,603,383                        16.11
03/13                                               22         $10,929,319                        23.15
04/13                                               26         $13,678,503                        28.97
----------------------------------------------------------------------------------------------------------
                                                    86         $47,210,163                       100.00



Range of Months to Roll
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                                     Number of Loans      Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
Greater than 85                                     86         $47,210,163                       100.00
----------------------------------------------------------------------------------------------------------
                                                    86         $47,210,163                       100.00





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            CSC                                 Computational Materials for
Countrywide Securities Corporation
A Countrywide Capital Markets Company        CHL Mortgage Pass-Through Trust
                                                                   2003-HYB3
-------------------------------------------------------------------------------




                              Loan Group VII - $47,210,163 (10/1 Hybrid CMT)

Lifetime Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
9.001 -   10.000                            7                   $3,188,168                         6.75
10.001 -  11.000                           74                  $41,498,821                        87.90
11.001 -  12.000                            5                   $2,523,174                         5.34
----------------------------------------------------------------------------------------------------------
                                           86                  $47,210,163                       100.00



Initial Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
5.000                                      86                  $47,210,163                       100.00
----------------------------------------------------------------------------------------------------------
                                           86                  $47,210,163                       100.00



Subsequent Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
2.000                                      86                  $47,210,163                       100.00
----------------------------------------------------------------------------------------------------------
                                           86                  $47,210,163                       100.00



Lifetime Rate Floor
(Excludes 0 Fixed Rate Mortgages)
                                                                                      % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------
2.001 - 3.000                              86                  $47,210,163                       100.00
----------------------------------------------------------------------------------------------------------
                                           86                  $47,210,163                       100.00









------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.